Securities Act Registration No. 033-70978
                               Investment Company Act Registration No. 811-08122
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933      |X|

                         Pre-Effective Amendment No.                    |_|


                       Post-Effective Amendment No. 15                  |X|
                                     and/or


       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |X|


                                 Amendment No. 17                       |X|
                        (Check appropriate box or boxes.)


                             THE AQUINAS FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

          5310 Harvest Hill Road
                 Suite 248
               Dallas, Texas                                    75230
  (Address of Principal Executive Offices)                   (Zip Code)

                                  (972) 233-6655
              (Registrant's Telephone Number, including Area Code)

                                    Copy to:

             Frank A. Rauscher                          Richard L. Teigen
     Aquinas Investment Advisors, Inc.                 Foley & Lardner LLP
           5310 Harvest Hill Road                   777 East Wisconsin Avenue
             Dallas, Texas 75230                   Milwaukee, Wisconsin 53202
  (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

      |_|   Immediately upon filing pursuant to paragraph (b) of Rule 485


      |X|   on April 30, 2005 pursuant to paragraph (b) of Rule 485


      |_|   60 days after filing pursuant to paragraph (a) (1) of Rule 485


      |_|   on (date) pursuant to paragraph (a) (1) of Rule 485


      |_|   75 days after filing pursuant to paragraph (a) (2) of Rule 485

      |_|   on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

      |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

(AF AQUINAS FUNDS LOGO)


                        Prospectus


                        APRIL 30, 2005


                        The Funds follow a policy of socially responsible investing. The Funds' investment adviser screens issuers for policies on issues including abortion, contraceptives, weapons of mass destruction, gender and race discrimination, human rights, economic priorities, environmental responsibility, fair employment practices and tobacco. The Funds may invest in a company whose policies on these issues do not satisfy the investment adviser's criteria. In such event, the Funds will attempt to change the company's policies or activities. If the Funds are unable to engage in positive dialogue, or are unable to make reasonable progress toward their goals with respect to these issues, they will exclude the company from their portfolios.

                        As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                        An investment in the Funds is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Table of Contents


The Funds
    Aquinas Equity Funds ...........           1
    Aquinas Fixed Income Fund ......           7

Other Investment Practices and Risks
    Portfolio Structure ............          12
    Investment Objectives ..........          12
    Portfolio Turnover .............          12
    Disclosure of Portfolio Holdings          12

Management
    Investment Adviser .............          13
    The Adviser ....................          13
    Portfolio Managers .............          14
    Service and Distribution Plan ..          16

Your Investment
    Determining Share Price ........          17
    How to Open an Account .........          17
    Buying Shares ..................          19
       Opening an Account ..........          19
       Adding to an Account ........          20
       Other Purchase Policies .....          21
    Exchanging Shares ..............          21
       How it Works ................          22
       Other Exchange Policies .....          22
    Selling Shares .................          23
    Market Timing Procedures .......          24
    Other Redemption Policies ......          24
    Other Investment Policies ......          25
    Dividends and Distributions ....          26
    Taxes ..........................          26
    Shareholder Reports ............          26
    Financial Highlights ...........          27

Directors and Officers .............          31

For More Information ...............          32

Account Application ................          33

The Funds

Aquinas Equity Funds

INVESTMENT OBJECTIVES

-     The Value Fund seeks long-term capital growth using the value style.

-     The Growth Fund seeks long-term capital growth using the growth style.

-     The Small-Cap Fund seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Value Fund

The portfolio managers focus on stocks with low price/earnings ratios that they consider to be undervalued. The Fund mainly invests in companies with market capitalizations exceeding $3 billion at the time of purchase, but may purchase stocks of companies of all sizes.

Growth Fund


The Growth Fund invests primarily in common stocks of companies the portfolio managers believe offer above-average potential for growth in revenues, profits or cash flow. This Fund may invest in companies of all sizes.

Small-Cap Fund

The Small-Cap Fund invests primarily (80% or more of its net assets, plus borrowings for investment purposes) in companies with market capitalizations of $3 billion or less at the time of purchase. This Fund may utilize either a value investment style or a growth investment style. The portfolio managers of this Fund may actively trade the Fund's portfolio.


Value Fund, Growth Fund and Small-Cap Fund

In selecting investments, the portfolio managers rely primarily on fundamental analysis, reviewing the issuing company's financial statements, the fundamentals of other companies in the same industry, market trends and economic conditions.

The Funds practice socially responsible investing. The Funds' investment adviser monitors all issuers the portfolio managers select for policies on issues such as abortion, contraceptives, weapons of mass destruction, gender and race discrimination, human rights, economic priorities, environmental responsibility, fair employment practices and tobacco. If a Fund invests in a company whose policies do not meet the adviser's criteria, the Fund will attempt to change the company's policies. If the Fund is unable to engage in positive dialogue, or is unable to make reasonable progress toward its goals with respect to these issues, the portfolio manager will sell the security.

            The significance of P/E ratio

            THE PRICE/EARNINGS RATIO SHOWS HOW THE PRICE OF A COMPANY'S STOCK RELATES TO ITS EARNINGS AND MAY HELP INDICATE WHETHER THE STOCK IS OVER- OR UNDERVALUED. TO CALCULATE A COMPANY'S P/E RATIO, DIVIDE THE PRICE PER SHARE BY EARNINGS PER SHARE.

            FOR EXAMPLE, A COMPANY WHOSE STOCK IS SELLING AT $60 PER SHARE AND HAD EARNINGS OF $4 PER SHARE HAS A P/E RATIO OF 15. IF THIS COMPANY'S P/E RATIO IS LOWER THAN THAT OF SIMILAR COMPANIES, ITS STOCK MIGHT BE UNDERVALUED. IF ITS P/E RATIO IS HIGHER, ITS STOCK MIGHT BE OVER-VALUED. THE PORTFOLIO MANAGERS CONSIDER THE P/E RATIO ALONG WITH MANY OTHER FACTORS BEFORE DECIDING TO INVEST.

            BECAUSE P/E RATIOS ARE BASED ON PAST EARNINGS, TWO COMPANIES WITH THE SAME RATIO MAY END UP WITH VERY DIFFERENT PERFORMANCE. -

                           Aquinas Funds 1 Prospectus

The Funds generally intend to stay fully invested and are not market timers. However, they may invest without limit in high-quality money market instruments for temporary defensive purposes. Under these circumstances, the Funds will not be able to achieve their investment objectives of capital growth or appreciation, since money market instruments don't appreciate in value and the Funds may not participate in stock market advances or declines as they would if more fully invested in common stocks.

PRINCIPAL RISKS OF INVESTING

GENERAL MARKET RISKS. Factors affecting the securities markets include domestic and foreign economic growth or decline, interest rate levels and political events. There is a risk the portfolio managers will not accurately predict the impact of these and other factors, in which case the securities the Funds purchase might decline in value. This means you could lose money investing in the Funds. You should consider your own investment goals, investment horizon and risk tolerance before investing.

COMMON STOCKS. The Aquinas Equity Funds invest primarily in common stocks, whose risks include:

- a company not performing as anticipated. Factors affecting a company's performance can include the strength of its management and the demand for its products or services. Negative performance may affect the earnings growth the portfolio managers anticipated when selecting the stock.

- instability in the stock market. The market generally moves in cycles, with stock prices rising and falling. The value of the Funds' investments may increase or decrease more than the stock market in general.

SOCIALLY RESPONSIBLE INVESTING. Because the adviser and the portfolio managers consider other factors in addition to traditional investment criteria when selecting portfolio securities, they may forego a profitable investment opportunity or sell a security when it may be disadvantageous to do so.

VALUE INVESTING. The Value Fund is primarily, and the Small-Cap Fund at times may be, value oriented. There is a risk that the portfolio managers are wrong in their assessment of a company's value and the stocks do not reach what the portfolio managers believe are their full values. There is also a risk that the Funds may not perform as well as other types of mutual funds when this investing style is out-of-favor with other investors.

GROWTH INVESTING. The Growth Fund is, and the Small-Cap Fund at times may be, growth oriented. There is a risk that the portfolio managers are wrong in their assessment of a company's potential for growth and the stocks do not grow as the portfolio managers anticipate. There is also a risk that the Funds may not perform as well as other types of mutual funds when this investing style is out-of-favor with other investors.


SMALLER CAPITALIZATION COMPANIES. Smaller capitalization companies, such as those in which the Small-Cap Fund will primarily invest and in which the Value Fund and the Growth Fund may also invest, typically have relatively lower revenues, limited product lines and lack of management depth, and may have a smaller market share of the market for their products or services than larger capitalization companies. The stocks of smaller capitalization companies tend to have less trading volume than stocks of



                           Aquinas Funds 2 Prospectus
larger capitalization companies. Less trading volume may make it more difficult for our portfolio managers to sell securities of smaller capitalization companies at quoted market prices. Finally, there are periods when investing in smaller capitalization company stocks falls out-of-favor with investors and the stocks of smaller companies underperform.

MEDIUM CAPITALIZATION COMPANIES. The Value Fund and the Growth Fund may invest in medium capitalization companies. The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid-cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

MARKET TIMING RISK. Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of a Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds' Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares. The officers of the Funds receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Funds will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Funds. In such event, the Funds' Board of Directors may reconsider its decision not to adopt policies and procedures.

HIGH PORTFOLIO TURNOVER. High portfolio turnover, which may be characteristic of each of the Growth Fund, the Value Fund and the Small-Cap Fund, necessarily results in corresponding greater transaction costs (such as brokerage commissions or markups or markdowns), which the Funds must pay (and could negatively affect the Funds' performance) and increased realized gains (or losses) to investors. Distribution to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.



                           Aquinas Funds 3 Prospectus

BAR CHART AND PERFORMANCE TABLE

The bar chart and table below give some indication of the risks of investing in the Value Fund, the Growth Fund and the Small-Cap Fund by showing how each Fund's performance changes from year to year and how each Fund's average annual returns for various periods compare to those of various broad-based measures of market performance. Prior to November 1, 2000, the Small-Cap Fund was known as the "Balanced Fund" and it was designed to provide one investment vehicle for participating in the investment strategies of the Value Fund, Growth Fund and Fixed Income Fund. Please keep in mind that the Funds' past performance (before and after taxes) does not necessarily indicate how the Funds will perform in the future.

Bar Chart

The bar chart below shows each Fund's total returns for the past ten calendar years.

                                  (BAR CHART)


              Value Fund    Growth Fund    Small-Cap Fund
1995             35.62%        30.29%            23.14%
1996             20.43%        22.90%            15.29%
1997             27.85%        28.97%            19.91%
1998              5.50%        21.95%             8.46%
1999              1.12%        23.12%             4.06%
2000             -1.19%         2.48%             3.19%
2001             -6.29%       -16.08%           -10.83%
2002            -22.11%       -22.93%           -30.76%
2003             28.29%        20.60%            30.64%
2004             15.93%         8.03%             2.91%



During the period reflected in the bar chart, the Value Fund's highest quarterly return was 14.86% (for the quarter ended December 31, 2003) and its lowest quarterly return was -17.48% (for the quarter ended September 30, 2002). The Growth Fund's highest quarterly return was 23.17% (for the quarter ended December 31, 1998) and its lowest quarterly return was -16.89% (for the quarter ended March 31, 2001). During the period reflected in the bar chart, the Small-Cap Fund's highest quarterly return was 16.34% (for the quarter ended June 30, 2003) and the lowest quarterly return was -18.39% (for the quarter ended September 30, 2002).


                           Aquinas Funds 4 Prospectus

Performance Table


The table below compares each Fund's average annual total returns over various periods ended December 31, 2004 to those of the Standard & Poor's 500(R) Composite Stock Index, the Russell 3000(R) Index, the Russell 2000(R) Index, the Russell 1000(R) Index and the Russell 1000(R) Value Index.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2004

                                       1 YEAR RETURN    5 YEAR RETURN  10 YEAR RETURN
                                       -------------    -------------  --------------
VALUE FUND
    Return Before Taxes                    15.93%            1.41%          9.10%
    Return After Taxes
       on Distributions(1)(2)              15.90%            1.22%          7.31%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares(1)(2)                10.39%            1.10%          7.15%
S&P 500(R) Index(3)(4)                     10.88%          -2.30%          12.07%
Russell 1000(R) Value Index(3)(8)          16.49%            5.27%         13.83%
GROWTH FUND
    Return Before Taxes                     8.03%          -2.89%          10.36%
    Return After Taxes
       on Distributions(1)(2)               8.03%          -3.54%           8.88%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares(1)(2)                 5.22%          -2.65%           8.55%
S&P 500(R) Index(3)(4)                     10.88%          -2.30%          12.07%
Russell 3000(R) Index(3)(5)                11.95%          -1.16%          12.01%
SMALL-CAP FUND
    Return Before Taxes                     2.91%          -3.05%           5.11%
    Return After Taxes
       on Distributions(1)(2)               2.91%          -5.33%           2.23%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares(1)(2)                 1.89%          -3.50%           3.14%
S&P 500(R) Index(3)(4)                     10.88%          -2.30%          12.07%
Russell 2000(R) Index(3)(6)                18.33%            6.61%         11.54%
Russell 1000(R) Index(3)(7)                11.40%          -1.76%          12.16%


(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Funds' returns after taxes on distributions and sale of the Fund shares may be higher than their return after taxes on distributions because they may include a tax benefit resulting from the capital losses that would have been incurred.

(3)   Reflects no deductions for fees, expenses or taxes.

(4) The S&P 500(R) Composite Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.

(5) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

(6) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 11% of the total market capitalization of the Russell 3000(R) Index.


(7) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.


(8) The Russell 1000(R) Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


                           Aquinas Funds 5 Prospectus

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Value Fund, the Growth Fund or the Small-Cap Fund.

Shareholder Fees

(fees paid directly from your investment)

                                                            VALUE FUND        GROWTH FUND       SMALL-CAP FUND
                                                            ----------        -----------       --------------
Maximum charge (load)
     imposed on purchases
     (as a percentage of offering price)                          None               None                 None
Maximum deferred sales charge
     (load) imposed on purchases
     (as a percentage of net asset value)                         None               None                 None
Maximum sales charge (load)
     imposed on reinvested dividends
     (as a percentage of net asset value)                         None               None                 None




Annual Fund Operating Expenses
(expenses deducted from Fund assets)

                                                    VALUE FUND        GROWTH FUND       SMALL-CAP FUND
                                                    ----------        -----------       --------------
Management fees                                      1.00%(1)          1.00%(1)          1.25%(1)
Distribution (12b-1) and/or service fees             None              None              0.25%
Other expenses                                       0.57%             0.55%             1.26%
Total annual fund operating expenses                 1.57%(1)          1.55%(1)          2.76%(1)


(1) The adviser has agreed to limit the Value, Growth and Small-Cap Funds' total expense (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.60%, 1.60% and 1.95% of average net assets, respectively. This fee waiver is voluntary and may be terminated at any time.


Example

This example is intended to help you compare the cost of investing in the Value Fund, Growth Fund and the Small-Cap Fund with the cost of investing in other mutual funds. It assumes that:

- you invest $10,000 for the time indicated and then redeem all your shares at the end of that period;

-     your investment has a 5% return each year;

-     each Fund's operating expenses remain the same; and

-     you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                        1 YEAR         3 YEARS         5 YEARS        10 YEARS
                        ------         -------         -------        --------
Value Fund              $  160          $  496          $  855          $1,867
Growth Fund             $  158          $  490          $  845          $1,845
Small-Cap Fund          $  279          $  856          $1,459          $3,090


This expense example is for comparison purposes only. It does not represent the Funds' actual expenses or returns, past or future. Actual expenses or returns may be higher or lower than those shown.


                           Aquinas Funds 6 Prospectus

Aquinas Fixed Income Fund

            FIXED INCOME SECURITIES MAY BE RATED BY NATIONALLY RECOGNIZED RATING AGENCIES SUCH AS MOODY'S INVESTORS SERVICE, INC., STANDARD & POOR'S CORPORATION AND DUFF & PHELPS, INC. EACH AGENCY HAS ITS OWN SYSTEM FOR CLASSIFYING SECURITIES, BUT EACH TRIES TO INDICATE A COMPANY'S ABILITY TO MAKE TIMELY PAYMENTS OF PRINCIPAL AND INTEREST. -


INVESTMENT OBJECTIVE

The Fixed Income Fund seeks a high level of current income with reasonable opportunity for capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Fixed Income Fund invests primarily (80% or more of its net assets, plus borrowings for investment purposes) in investment-grade debt securities of domestic and foreign issuers, including corporations and government agencies, as well as mortgage-backed and asset-backed securities. If the Board of Directors determines to change this non-fundamental policy for the Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. The Fund may also invest in unrated debt securities the portfolio managers determine are of comparable quality. Under normal market conditions, the Fund will maintain a dollar weighted average effective maturity between three and fifteen years. In selecting securities, the portfolio managers focus on the issuer's credit strength as well as the security's effective duration and yield. Effective duration is a measure of a debt security's price sensitivity to interest rate changes. Effective duration takes into account a debt security's cash flows over time including the possibility that a debt security might be prepaid by the issuer or redeemed by the holder prior to its stated maturity date. In contrast, maturity measures only the time until final payment is due. The Fund also looks for securities that appear comparatively undervalued. For example, the Fund would consider a security having a yield that is higher than another security of similar credit quality and duration to be comparatively undervalued.


The Fund will invest at least a majority of its assets in securities rated at least A (or an equivalent rating) at the time of purchase by a nationally recognized rating agency, or unrated securities of comparable quality, and in securities issued by the U.S. government, its agencies or its instrumentalities. The Fund will invest no more than 25% of its assets in securities whose highest rating, at the time of purchase, is BBB (or an equivalent rating).

"Investment-grade" securities are government securities and corporate bonds, debentures or notes rated at least BBB (or an equivalent rating), or unrated securities the portfolio managers consider to be of comparable quality. The Fund may retain up to 5% of its assets in securities whose ratings fall below investment grade.

Unlike funds investing solely for income, the Fixed Income Fund also seeks modest capital appreciation and growth of investment income. The Fund may purchase securities that are convertible into common stock or carry warrants or common stock purchase rights when the portfolio managers believe they offer higher return potential than nonconvertible securities. The Fund may also seek capital appreciation by investing in fixed income securities when the portfolio managers believe interest rates on such investments may decline, thereby increasing the market value of the Fund's fixed income securities. The portfolio managers may also purchase securities they believe have a high potential for credit upgrade.

The value of fixed income securities tends to decrease when interest rates rise and increase when interest rates fall. While securities with shorter maturities generally


                           Aquinas Funds 7 Prospectus
offer lower yields, they are less affected by interest rate changes and generally provide greater price stability than longer-term securities. When the portfolio managers expect interest rates to rise, they may purchase fixed income securities with shorter maturities or invest in money market instruments. When they expect interest rates to fall, the portfolio managers may invest in longer-term fixed income securities. The Fund may invest in securities backed by mortgages, credit card receivables, automobile loans and other assets.

PRINCIPAL RISKS OF INVESTING

General Market Risks

Factors affecting the securities markets include domestic and foreign economic growth and decline, interest rate levels and political events. There is a risk the portfolio managers will not accurately predict the impact of these and other factors, in which case the securities the Fund purchases might decline in value. This means you could lose money investing in the Fund. You should consider your own investment goals, investment horizon and risk tolerance before investing.

Fixed Income Investing

CREDIT RISK. The value of the Fund's fixed income securities is affected by the issuers' continued ability to make interest and principal payments. The Fund could lose money if the issuers cannot meet their financial obligations or their credit ratings are downgraded.

INTEREST RATE RISK. The value of the Fund's securities is also affected by changes in interest rates. When interest rates rise, the value of the Fund's securities and its share value will decline. A change in interest rates will also change the amount of income the Fund generates.

SECURITIES RATINGS. Securities rated in the lowest of the investment-grade categories (e.g., Baa or BBB) are considered more speculative than higher-rated securities. Their issuers may not be as financially strong as those of higher-rated bonds and may be more likely to not be able to make interest or principal payments during periods of economic uncertainty or downturn.

MORTGAGE- AND ASSET-BACKED SECURITIES. Mortgage- and asset-backed securities involve prepayment risk, which is the risk that the underlying mortgages or other debts may be refinanced or paid off before they mature, particularly during periods of declining interest rates. This could lower the Fund's return and result in losses to the Fund if some securities were acquired at a premium. Asset-backed securities may also carry a greater default risk than other securities because of the nature of the collateral. For example, credit card receivables are generally unsecured and are subject to consumer credit laws that may permit cardholders to reduce balances due. Holders of automobile receivables may not have an enforceable security interest in the underlying automobiles. In times of financial stress, these securities could become harder to value or to sell.


FOREIGN RISK. Because the Fund may own securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include risks related to different accounting, legal and disclosure standards, different trading market and practices, and trading in different currencies.

JUNK BOND RISK. The Fund may invest in non-investment grade fixed-income securities (commonly known as "junk bonds") that are considered predominantly speculative by traditional investment standards. Non-investment grade fixed-income



                           Aquinas Funds 8 Prospectus
securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less secondary market liquidity.

CONVERTIBLE SECURITIES RISK. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

MARKET TIMING RISK. Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fixed Income Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. The Funds' Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares. The officers of the Funds receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares. The officers of the Funds will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Funds. In such event, the Funds' Board of Directors may reconsider its decision not to adopt policies and procedures.

HIGH PORTFOLIO TURNOVER. High portfolio turnover, which will be characteristic of the Fixed Income Fund, necessarily results in corresponding greater transaction costs (such as brokerage commissions or markups or markdowns), which the Fixed Income Fund must pay (and could negatively affect the Fund's performance) and increased realized gain (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws.


BAR CHART AND PERFORMANCE TABLE

The bar chart and table below give some indication of the risks of investing in the Fixed Income Fund by showing how the Fund's performance changes from year to year and how its average annual returns for various periods compare to those of a broad measure of market performance. Please keep in mind that past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.


                           Aquinas Funds 9 Prospectus

Bar Chart

The bar chart below shows the Fund's total returns for the past ten calendar years.

                                  (BAR CHART)


1995       16.26%
1996        2.83%
1997        8.54%
1998        7.17%
1999       -1.86%
2000        9.11%
2001        9.33%
2002        7.29%
2003        4.90%
2004        4.35%


During the period reflected in the bar chart, the Fund's highest quarterly return was 5.53% (for the quarter ended June 30, 1995), and the lowest quarterly return was -2.72% (for the quarter ended June 30, 2004).

Performance Table

The table below compares the Fund's average annual total returns over various periods ended December 31, 2004 to those of the Lehman Brothers Government/ Credit Bond Index.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2004


                                          1 YEAR RETURN   5 YEAR RETURN   10 YEAR RETURN
                                          -------------   -------------   --------------
FIXED INCOME FUND
    Return Before Taxes                        4.35%          6.98%          6.70%
    Return After Taxes
       on Distributions(1)(2)                  2.69%          4.88%          4.47%
    Return After Taxes on
       Distributions and Sale
       of Fund Shares(1)(2)                    3.04%          4.72%          4.38%
Lehman Brothers
Government/Credit Bond Index(3)(4)             4.19%          8.00%          7.80%



(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) The Fund's returns after taxes on distributions and sale of the Fund shares may be higher than their return after taxes on distributions because they may include a tax benefit resulting from the capital losses that would have been incurred.

(3)   Reflects no deductions for fees, expenses or taxes.

(4) The Lehman Brothers Government/Credit Bond Index is a market value-weighted index that tracks the daily price, coupon, and total return performance of fixed-rate, publicly placed, dollar-denominated obligations. Issuers include the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporations whose debt is guaranteed by the U.S. government, and have at least $100 million par amount outstanding and at least one year to maturity.


                           Aquinas Funds 10 Prospectus

FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fixed Income Fund.

Shareholder Fees
(fees paid directly from your investment)

                                                                    FIXED INCOME FUND
                                                                    -----------------
Maximum charge (load) imposed on purchases
    (as a percentage of offering price)                                   None
Maximum deferred sales charge (load) imposed on purchases
    (as a percentage of net asset value)                                  None
Maximum sales charge (load) imposed on reinvested dividends
    (as a percentage of net asset value)                                  None

Annual Fund Operating Expenses
(expenses deducted from Fund assets)


                                                FIXED INCOME FUND
                                                -----------------
Management fees                                      0.60%(1)
Distribution (12b-1) and/or service fees             None
Other expenses                                       0.59%
Total annual fund operating expenses                 1.19%(1)



(1) The expenses listed above do not reflect that the adviser has agreed to limit the Fund's total expenses (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 1.05% of the Fund's average net assets. This fee waiver is voluntary and may be terminated at any time.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that:

- you invest $10,000 for the time indicated and then redeem all your shares at the end of that period;

-     your investment has a 5% return each year;

-     the Fund's operating expenses remain the same; and

-     you reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                            1 YEAR        3 YEARS        5 YEARS        10 YEARS
                            ------        -------        -------        --------
Fixed Income Fund             $121           $378           $654          $1,443


The expense example is for comparison purposes only. It does not represent the Fund's actual expenses or returns, either past or future. Actual expenses or returns may be higher or lower than those shown.


                           Aquinas Funds 11 Prospectus

Other Investment Practices and Risks

In seeking to achieve their investment objectives, the Funds may follow investment practices and assume risks in addition to those discussed previously.

PORTFOLIO STRUCTURE


The Value, Growth and Fixed Income Funds are each made up of at least two basic portfolios. Each portfolio is managed by separate portfolio managers selected and monitored by the Funds' adviser. Each portfolio follows independent but complementary strategies intended to meet the Funds' overall objectives. The Small-Cap Fund currently consists of one basic portfolio, but the adviser anticipates that when the Fund reaches $25 million in net assets, it will consist of at least two basic portfolios managed by separate portfolio managers. The adviser believes a multi-portfolio structure offers investors the advantages of diversification and varied investment approaches within one investment vehicle. Since each Fund operates separately from the others, the Funds are not aware of each other's purchases and sales of securities. So, there may be circumstances where two or more of the Funds will simultaneously purchase and sell securities, which may result in a higher price being paid by a Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by a Fund in the case of a sale than would otherwise have been received, as a result of the other Fund's transactions affecting the market for such security. In any event, management of the Funds believes that under normal circumstances such events will rarely occur and will have a minimal impact on the Funds and their long-term investment return.


INVESTMENT OBJECTIVES

Each Fund's investment objective may be changed by the Board of Directors without shareholder approval. You'll receive advance written notice of any material changes to your Fund's goals.

PORTFOLIO TURNOVER

The portfolio managers generally buy and sell portfolio securities without regard to the length of time a Fund has held a security as they seek to achieve the Funds' investment objectives. High portfolio turnover (100% or more) may increase the Funds' transaction costs and negatively affect their performance. It may also result in increased distributions to the Funds' shareholders. These distributions, to the extent they are short-term capital gains, will be taxed at ordinary income tax rates for federal income tax purposes, rather than at lower capital gains rates.


DISCLOSURE OF PORTFOLIO HOLDINGS

The Statement of Additional Information (SAI) for the Funds, which is incorporated by reference into this Prospectus, contains a description of the Funds' policies and procedures respecting disclosure of their portfolio holdings.



                           Aquinas Funds 12 Prospectus

Management

INVESTMENT ADVISER

Aquinas Investment Advisers, Inc., 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230, was organized in 1993 to provide consulting, investment, and administrative services to the Funds. The adviser has a limited number of other clients. It is a wholly-owned subsidiary of The Catholic Foundation, a nonprofit corporation. All the adviser's profits benefit The Catholic Foundation to support that organization's charitable, religious and educational activities.


The Catholic Foundation, a registered investment adviser, manages its own assets and acts as investment adviser to other religious organizations, nonprofit agencies, and individuals with substantial portfolios. As of December 31, 2004, the Foundation managed about $119 million in assets.


The Funds use a multi-manager structure. The adviser generally manages and oversees administration, investment activities and distribution services for the Funds, while independent portfolio managers make the specific investments for the Funds.


The Funds' Board of Directors has approved an Agreement and Plan of Conversion and Termination which provides for the tax-free reorganization of each of the Funds into a newly created series of LKCM Funds. The investment adviser of the LKCM Aquinas Funds will be Luther King Capital Management Corporation, a Fort Worth, Texas investment adviser providing investment advisory services to employee benefit plans, endowment funds, foundations, common trust funds and high net worth individuals. Each of the LKCM Aquinas Funds will have similar investment objectives, policies, strategies and risks as the corresponding Fund, and will practice Catholic socially responsible investing. The reorganization is subject to the approval of the shareholders of each of the Funds and other conditions. LKCM Funds and The Aquinas Funds, Inc. will send a proxy statement to the shareholders of the Funds describing in greater detail the proposed reorganization and the LKCM Aquinas Funds.


THE ADVISER

-     conducts the socially responsible investing activities for the Funds;

-     selects and monitors portfolio managers (sub-advisers); and

-     allocates each Fund's assets among the portfolio managers.

Each Fund pays the adviser an annual management fee equal to the following percentages of average daily net assets:

                           ANNUAL MANAGEMENT FEE
                           ---------------------
Value Fund                         1.00%
Growth Fund                        1.00%
Small-Cap Fund                     1.25%
Fixed Income Fund                  0.60%

The adviser may elect to waive some or all of the management fees and may terminate this waiver at any time. The adviser is responsible for paying fees to the portfolio managers. All investment decisions the adviser makes for the Funds are made by an investment committee, and no one person is primarily responsible for making investment recommendations to that committee. While the Funds' Board of Directors and officers generally oversee portfolio managers' activities, no member of the board, the officers or the adviser evaluates the investment merits of specific securities. The


                           Aquinas Funds 13 Prospectus
adviser's investment committee is responsible for the overall day-to-day management of the Funds. Current members are:

- Frank A. Rauscher, Chief Operating Officer of the Funds since June 1994 and President and Chief Executive Officer since May 1997.


- Mark Godvin, a director of the adviser. He has been a managing director of Merrill Lynch since 1996, and a member of the committee since January 1997.

- John Hughes, a director of the adviser. He has been President of the Jesuit Preparatory School Foundation since September 2003. Formerly, Mr. Hughes was Executive Vice President and Treasurer of Citigroup Associates First Capital Corporation, where he was employed for over five years. He has been a member of the committee since January 1999.


- John J. Kickham, a director of the adviser. He has been President of Quarterdeck of Texas, Inc., a mortgage banking firm since 1994, and a member of the committee since January 1997.


- Howard Manning, a director of the adviser. He is currently a banking consultant. Prior to that, he was President and Chief Executive Officer of Parkway Bank, Plano, Texas from 1998 through March 2003. Prior to 1998, he was with American Bank of Texas. He has been a member of the committee since January 2001.


Mr. Hughes is the chairman of the investment committee and presides over the meetings of the committee. Mr. Rauscher serves as the chief investment officer of the investment committee and assembles comparative data to assist the committee in performing its duties. Messrs. Kickham and Manning are primarily responsible for monitoring the equity investments of the Funds for the investment committee, while Mr. Godvin is primarily responsible for monitoring the fixed income investments of the Funds. Decisions to hire or fire a sub-adviser are made by the committee as a whole.

The SAI for the Funds, which is incorporated by reference into this prospectus, provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Funds.


PORTFOLIO MANAGERS

The portfolios of each of the Funds are managed by separate portfolio managers (sub-advisers) selected and monitored by the adviser. In choosing portfolio managers, the adviser evaluates their skills in managing assets for specific asset classes, investment styles and strategies, looking at risks and returns over an entire market cycle. Short-term investment performance alone does not control the adviser's decision to select or terminate a portfolio manager. The portfolio managers follow independent but complementary strategies intended to contribute toward a Fund's overall objective.

Each portfolio manager has complete discretion to buy and sell securities for the portion of the Fund it manages, within the parameters of the Fund's investment objectives, policies and restrictions, and the more specific strategies developed by the adviser. The adviser may change the asset allocation at any time.

THE ADVISER IS ULTIMATELY RESPONSIBLE FOR THE FUND'S INVESTMENT PERFORMANCE BECAUSE OF ITS RESPONSIBILITY TO OVERSEE THE PORTFOLIO MANAGERS. Pursuant to an order of exemption from the SEC, the adviser has the ability, subject to approval by the Board of Directors, to hire and terminate portfolio managers and to change materially the terms of the portfolio management agreements, including the compensation paid to the portfolio managers by the adviser, without the approval of the shareholders of the Funds. The Funds will notify shareholders of any change in portfolio managers.


                           Aquinas Funds 14 Prospectus

The portfolio managers have no affiliations with the Funds or the adviser other than as portfolio managers.

The adviser, not the Funds, pays the fees of each portfolio manager. For details on how individual portfolio managers are compensated, see the SAI.

The adviser has allocated the assets of each Fund among the portfolio managers listed below.


Value Fund

Valenzuela Capital Partners LLC, 1270 Avenue of the Americas, Suite 508, New York, NY 10020, provides investment management services to high net worth individuals, corporations, investment companies, pension and profit-sharing plans, certain governmental entities, charitable organizations and other pooled investment vehicles. As of December 31, 2004, Valenzuela had approximately $1.0 billion in assets under management.


Iridian Asset Management LLC, 276 Post Road West, Westport, CT 06880 provides investment supervisory services to endowments, foundations, pension funds, public institutions, insurance companies, trusts, limited partnerships and other organizations. Its total assets under management as of December 31, 2004 were approximately $10.1 billion.


Growth Fund

Stralem & Company Incorporated, 645 Madison Avenue, New York, NY 10022, manages funds for individuals, trusts, pension plans and other institutional investors. As of December 31, 2004, Stralem had approximately $644 million in assets under management.


Fixed Income Fund

Income Research and Management, Inc., One Federal Street, 23rd Floor, Boston, MA 02110, serves institutions including major public and private pension plans, insurance companies and nonprofit organizations. As of December 31, 2004, IRM managed more than $6.6 billion in assets.

Atlantic Asset Management, LLC, 2187 Atlantic Street, Stamford, CT 06902, manages fixed income portfolios and asset allocation strategies for clients including foundations, endowments and public and corporate employee benefit plans. As of December 31, 2004, AAM managed approximately $5.2 billion in assets.


Small-Cap Fund

Brazos Capital Management, L.P. (formerly, John McStay Investment Counsel, LLC) serves as portfolio manager to the Small-Cap Fund. Assets under management were approximately 902 million as of December 31, 2004.


Brazos Capital Management, L.P. has experience managing accounts with the same investment objective as the Small-Cap Fund. The data set forth below illustrates the investment performance of all separately managed accounts that are managed with substantially similar (although not identical) objectives, policies and strategies of those of the Small-Cap Fund and compares the performance to the Russell 2000(R) Index. This composite, the Institutional Small Cap Equity Accounts Composite, does not include all of the assets under management of Brazos Capital Management, L.P. and may not accurately reflect the performance of all accounts managed by Brazos Capital Management, L.P. The accounts included in the Institutional Small Cap Equity Accounts Composite were managed with substantially similar (although not identical) objectives, policies and strategies as those used by the Small-Cap Fund. All performance data is historical and investors should not consider this performance data as an indication of the future performance of the Small-Cap Fund or the results an


                           Aquinas Funds 15 Prospectus
individual investor might achieve by investing in the Small-Cap Fund. Investors should not rely on the historical performance of Brazos Capital Management, L.P. when making an investment decision.

All returns are time-weighted total rates of return and include the reinvestment of dividends. The performance information for the Institutional Small Cap Equity Accounts Composite is net of the advisory fees charged by Brazos Capital Management, L.P. to the accounts comprising the Institutional Small Cap Equity Accounts Composite and all other expenses (except custody expenses). The performance information for the Institutional Small Cap Equity Accounts Composite does not reflect the assessment of the Small-Cap Fund's advisory fee or other expenses equivalent to the Small-Cap Fund's operating expenses. The fees and expenses of the Institutional Small Cap Equity Accounts Composite were less than the annual expenses of the Small-Cap Fund. The performance of the Institutional Small Cap Equity Accounts Composite would have been lower had the Institutional Small Cap Equity Accounts Composite incurred higher fees and expenses. The net effect of the deduction of the Small-Cap Fund's advisory fee and other operating expenses on annualized performance, including the compounded effect over time, may be significant. The Institutional Small Cap Equity Accounts Composite was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, nor was it managed with the Small-Cap Fund's socially responsible investing mandate. If it had been, its performance may have been adversely affected.

The performance information for the Institutional Small Cap Equity Accounts Composite and the Russell 2000(R) Index is based on data supplied by the adviser or from statistical services, reports or other sources which the adviser believes are reliable. This performance information has not been verified by any third party and is unaudited.

                        COMPOUNDED ANNUAL RATES OF RETURN


(FOR THE PERIODS ENDED DECEMBER 31, 2004)                     1 YEAR      3 YEARS       5 YEARS        10 YEARS
                                                              ------      -------       -------        --------
Small-Cap Fund                                                 2.91%       -2.36%        -3.05%           5.11%
Institutional Small Cap
Equity Accounts Composite(1)                                   5.69%       -0.19%        -0.69%          10.39%
Russell 2000(R) Index(2)                                      18.33%       11.48%         6.61%          11.54%


(1) All returns are time-weighted total rates of return and include the reinvestment of dividends. Other performance calculation methods, including the SEC method may produce different results.

(2) The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

Please remember that past performance is not necessarily an indication of future performance. Investors should also be aware that other performance calculation methods may produce different results, and that comparisons of investment results should consider qualitative circumstances and should be made only for portfolios with generally similar investment objectives.

SERVICE AND DISTRIBUTION PLAN


The Funds have adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of the Funds to use up to 0.25% of its average daily net assets to pay sales, distribution and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of a Fund's assets, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges. Although all of the Funds adopted the Service and Distribution Plan, only the Small-Cap Fund currently intends to make any payments pursuant to the Plan.



                          Aquinas Funds 16 Prospectus

Your Investment

DETERMINING SHARE PRICE

NET ASSET VALUE (NAV) is the price for one share of a Fund. Each Fund calculates its NAV as of the end of trading hours (typically 4 p.m. Eastern time) each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on weekends and most major holidays.

If the transfer agent receives your buy or sell order in proper form before that time, you will pay or receive the NAV calculated as of the close of trading that day. If the transfer agent receives your buy or sell order after that time, you will pay or receive the NAV calculated as of the close of the next trading day.


To calculate each Fund's NAV, we divide that Fund's total assets, minus any liabilities, by the number of shares outstanding. The Funds value securities, other than debt instruments maturing within 60 days, at market prices. The Funds value debt securities maturing within 60 days at amortized cost. Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Board of Directors pursuant to procedures established by and under the supervision of the Board of Directors. Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; and (c) securities whose trading has been halted or suspended. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.


HOW TO OPEN AN ACCOUNT

Getting Started

To invest in the Aquinas Funds,

- Read this prospectus carefully. Decide which Fund or Funds you want to invest in.

- Decide how much you want to invest. The minimum initial investment is $500 per Fund ($250 for IRA account), or $50 per Fund if you choose the Automatic Investment Plan.

- Complete the account application enclosed with this prospectus. If you need an application, call toll-free 1-877-AQUINAS (1-877-278-4627) or you can go to our Web site at www.aquinasfunds.com and download an application.

OR

Open your account through a broker, financial institution, or other investment professional. These investment professionals may charge you a transaction or service fee when you buy or sell shares; this fee goes to the service provider, not to Aquinas


                           Aquinas Funds 17 Prospectus

Funds. Also, the Funds and/or the adviser may pay fees to the investment professionals to compensate them for the services they provide their customers. Before investing through an investment professional, you should read their program materials together with this prospectus.

ALL APPLICATIONS TO PURCHASE SHARES ARE SUBJECT TO ACCEPTANCE BY THE FUNDS. THE FUNDS RESERVE THE RIGHT TO REJECT APPLICATIONS IN WHOLE OR IN PART. THE FUNDS DO NOT ACCEPT TELEPHONE PURCHASE ORDERS.

Ways to Set Up Your Account

Check the appropriate box on the application to select account ownership:

-     INDIVIDUAL OR JOINT ACCOUNT

      An individual account (for example, one in your own name) is owned by one person. A joint account lists two or more people as the owners.

-     UNIFORM GIFT TO MINORS ACT ACCOUNT

      Parents, grandparents and other adults can establish an account for a minor. Depending on state law, you may set up the account under the Uniform Gift to Minors Act (UGMA) or Uniform Transfers to Minors Act
      (UTMA).

-     TRUST, BUSINESS OR ORGANIZATION

      Trusts, corporations, associations, partnerships, institutions and other groups may invest in the Funds. Such accounts may require documentation beyond the account application. For details, call 1-800-423-6369.

-     RETIREMENT PLANS

      The Funds offer various retirement plans that may help investors shelter income from taxes. These plans include:

            -     Traditional IRAs

            -     Roth IRAs

            -     SEP IRAs

            -     403(b) plans

            -     401(k) plans

            -     SIMPLE IRAs

You should consult your tax adviser before choosing a plan. For details on plan applications, service fees, and contribution/withdrawal limits, call the Funds' transfer agent at 1-800-423-6369 or Aquinas Investment Advisers, Inc. at 1-877-278-4627.


            QUESTIONS? CALL TOLL-FREE 1-877-AQUINAS (1-877-278-4627)


                           Aquinas Funds 18 Prospectus

Buying Shares

            OPENING AN ACCOUNT

BY MAIL

            - Complete the account application located at the back of this prospectus, or by calling toll-free 1-877-AQUINAS (1-877-278-4627).

            -     Mail it with a check payable to The Aquinas Funds, Inc. to:
                        The Aquinas Funds, Inc.
                        c/o DST Systems, Inc.
                        P.O. Box 219533
                        Kansas City, MO 64121-9533

            -     For overnight or express mail, use this address:
                        The Aquinas Funds, Inc.
                        c/o DST Systems, Inc.
                        330 West 9th Street, First Floor
                        Kansas City, MO 64105


BY WIRE

            - Call the transfer agent at 1-800-423-6369. You need to complete and return an account application before your bank sends the wire.

            -     Have your bank wire UMB Bank, n.a., as follows:

                        A.B.A. #101000695
                        For credit to Aquinas Funds Purchase Account
                        For further credit to The Aquinas Funds, Inc. Deposit Account Number 9870523922
                        (investor account number)
                        (name or account registration)
                        (social security or taxpayer identification number) (name of Fund in which to invest)

AUTOMATICALLY

            - Complete the Automatic Investment Plan section on your account application. Open your account with at least $50 per Fund.

            - On the 16th of each month, the amount you specify ($50 or more per Fund) is automatically withdrawn from your bank account and used to buy fund shares.

            - We charge no service fee for the plan, but if there's not enough money in your account to cover the withdrawal, the transfer agent will charge you $15. You'll also be responsible for any resulting losses to the Fund.

            - You can change your investment amount, or cancel your plan, by calling or writing the Funds. The Fund has up to 7 business days to make the change.

BY EXCHANGE

            You may also buy shares in a Fund by exchanging shares from another Fund. See "Exchanging Shares."


                           Aquinas Funds 19 Prospectus

            ADDING TO AN ACCOUNT

BY MAIL

            The minimum additional investment is $250 for a regular account; $100 for an UGMA or Education Savings Account; $50 for an IRA or Automatic Investment Plan; and $10 for a 403(b) account.

            - Send your check, plus the "Additional Investment" form from a recent confirmation statement or a signed note with the account's registration and number.

            -     Use the addresses on page 19.


BY WIRE

            - Follow the instructions on page 19. Be sure to include your account number and the full registered name(s) of the account on the bank wiring instructions.

            - Wired funds are considered received in proper form on the day they reach the Funds' bank account and all required information is provided in the wire instructions.


AUTOMATICALLY

            - If your account is already open, call 1-800-423-6369 to set up an Automatic Investment Plan. Adding this plan to your account requires a signature guarantee, described under "Other Purchase Policies."

            - When your plan is established, it follows the description on page 19.


      Meet your transfer agent

      THE FUNDS' TRANSFER AND DIVIDEND DISBURSING AGENT, DST SYSTEMS INC., HANDLES THE ADMINISTRATIVE DETAILS OF YOUR ACCOUNT. WHEN YOU BUY SHARES, YOU SEND THE PAYMENT TO THE TRANSFER AGENT. WHEN YOU REDEEM SHARES, YOU SEND YOUR REQUEST TO THE TRANSFER AGENT, AND THE TRANSFER AGENT SENDS YOU YOUR MONEY. -


                           Aquinas Funds 20 Prospectus

OTHER PURCHASE POLICIES

CERTIFICATES. The Funds don't issue stock certificates. You'll receive a statement confirming the details of your transaction.

PURCHASES THROUGH INTERMEDIARIES. If you buy shares from a broker/dealer, financial institution, or other provider, their fees, policies, investment minimums, and restrictions may differ from those described here. Any fees charged go to the intermediary, not to Aquinas Funds.

If the intermediary is the shareholder of record, the Funds may accept requests to buy additional shares into the account only from the intermediary.

The Funds may authorize intermediaries and their designees to accept purchase orders on the Funds' behalf. Such orders are considered received by the Funds when the intermediary accepts them, and are priced at the next calculated net asset value.

CHECKS/INSUFFICIENT FUNDS. Your purchase must be made in U.S. dollars via checks drawn on U.S. banks. The Funds do not accept third-party checks or cash.

The transfer agent will charge a $25 fee against your account for any check returned unpaid. You'll also be responsible for any resulting loss to the Funds. The Funds may redeem shares you own as reimbursement for any such losses. The Funds reserve the right to reject any purchase order for shares of the Funds.

REDEMPTION REQUESTS SHORTLY AFTER PURCHASE BY CHECK. Payment for such redemptions may be delayed up to 15 days to make sure there are sufficient funds to cover the check. If you anticipate making a redemption soon after you buy your shares, you may want to purchase by wire to avoid delays.

REQUIRED INFORMATION. In order to ensure compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, the Funds are required to obtain the following information for all registered owners:

      -     Full Name
      -     Date of Birth
      -     Social Security Number
      -     Permanent Street Address (P.O. Box is not acceptable)
      -     Corporate accounts require additional documentation

Please note that your account application will be returned if any information is missing.

Exchanging Shares

You may exchange shares of one Aquinas Fund for those of another Aquinas Fund or the American AAdvantage Money Market Fund. The AAdvantage Money Market Fund is described in a separate prospectus. Call toll-free 1-877-AQUINAS
(1-877-278-4627) for a free copy, and read it carefully before investing.


            QUESTIONS? CALL TOLL-FREE 1-877-AQUINAS (1-877-278-4627)


                           Aquinas Funds 21 Prospectus

Note that an exchange is treated as an ordinary sale and purchase for federal income tax purposes; you may realize a capital gain or loss.

These conditions apply to exchanges:

-     The exchange must be between identically registered accounts.

-     Any checks used to purchase your shares must have cleared (up to 15 days).

-     Minimum purchase and redemption requirements apply.

HOW IT WORKS

You may request an exchange two ways:

- In writing. Follow the procedures in "Selling Shares," on page 23. The minimum is $500.

- By telephone (unless you've waived telephone privileges). Call 1-800-423-6369. The minimum is $1,000.

The Funds redeem the shares to be sold at the net asset value next calculated after the transfer agent receives your exchange request. The shares you want to acquire will be purchased at the net asset value next calculated after the transfer agent receives your request in proper form.

OTHER EXCHANGE POLICIES

LIMITATIONS. The Funds reserve the right to terminate without notice the exchange privilege of any shareholder, broker, investment adviser or agent who requests more than twelve exchanges in a calendar year, for oneself or one's customers. The Funds will consider the number of exchanges requested, the time within which requests are made, and the level of expense to the Funds or adverse effects to other shareholders.


            QUESTIONS? CALL TOLL-FREE 1-877-AQUINAS (1-877-278-4627)


                           Aquinas Funds 22 Prospectus

Selling Shares

                  You may take money out of your account anytime at no charge by selling some or all of your shares back to the Fund (redeeming). The price you receive will be the net asset value next calculated after the Fund receives your request in proper form. Note that when you sell shares, you may realize a capital gain or loss for federal income tax purposes.

  BY MAIL

            -     Send your written request with:

                        - the number of shares or the dollar amount to be redeemed;

                        -     the Fund's name;

                        -     the name(s) on the account registration; and

                        -     the account number.

            - Sign the request exactly as the account is registered. You'll need a signature guarantee if:

                        -     the amount requested is more than $25,000;

                        - the proceeds are to be sent to someone other than the shareholders of record or to somewhere other than the address of record;

                        - the request is made within 30 days of a change in address; or

                        - the bank to receive wire transfers is changed within 30 days.

                  See "Signature Guarantees," under "Other Investment Policies," on page 25.

            - Include documentation required for corporate, partnership or fiduciary accounts, or for people acting on Power of Attorney. If you have questions, call 1-800-423-6369.

            -     Mail to the transfer agent at:
                        The Aquinas Funds, Inc.
                        c/o DST Systems, Inc.
                        P.O. Box 219533
                        Kansas City, MO 64121-9533

            -     For overnight or express mail, use this address:

                        The Aquinas Funds, Inc.
                        c/o DST Systems, Inc.
                        330 West 9th Street, First Floor
                        Kansas City, MO 64105

            If you don't send your redemption request directly to the transfer agent, it may be delayed. Please submit requests to the address above.

BY TELEPHONE

(unless     -     Call the transfer agent at 1-800-423-6369 to redeem from
you have          $1,000 to $25,000 in shares. You must request redemptions over
waived            $25,000 in writing, with signatures guaranteed.
telephone
privileges) -     The Funds will mail proceeds to your address of record or send by wire to the account listed in your fund records.

            -     The Funds do not accept redemption requests via fax.



                           Aquinas Funds 23 Prospectus

MARKET TIMING PROCEDURES

Frequent purchases and redemptions of any of the Funds' shares by a shareholder may harm other shareholders of that Fund by interfering with the efficient management of that Fund's portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Because there may be less liquidity in the stocks of small capitalization companies in which the Small-Cap Fund primarily invests, the Small-Cap Fund may be subject to greater risk of market timing activities than funds investing primarily in large capitalization companies. Since the Value fund and the Growth Fund also may invest in small capitalization companies, they too may be subject to greater risk of market timing activities than companies that do not invest in small capitalization companies. Notwithstanding the foregoing, the Funds' Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Funds have not experienced frequent purchases and redemptions of shares of the Funds that have been disruptive to the Funds.

In making this determination the Board of Directors took note of the fact the Small-Cap Fund primarily invests in stocks of small capitalization companies where the harm to the Small-Cap Fund from frequent purchases and redemptions of Fund shares may be greater than if the Small-Cap Fund invested primarily in stocks of large capitalization companies. The Board also took note of the fact the Value Fund and the Growth Fund could be subject to greater risk of market timing activities because they may invest in small capitalization companies. Nonetheless, based on the fact that none of the Funds have experienced frequent purchases and redemptions of shares of the Funds that have been disruptive to the Funds, the Board determined at this time not to adopt market timing procedures. The Board is cognizant of the risks associated with market timing, and has instructed the officers of the Funds to review reports of purchases and redemptions of shares of the Funds on a regular basis, to determine if there is any unusual trading in shares of the Funds. The officers of the Funds will report to the Board of Directors any such unusual trading in shares of the Funds that is disruptive to the Funds. In such event, the Funds' Board of Directors may reconsider its decision not to adopt market timing policies and procedures.

This policy does not affect the Funds' right to reject any purchase request. The Funds reserve the right to modify this policy at any time as they deem fit, and as may be required by regulatory requirements.


OTHER REDEMPTION POLICIES

PAYMENT. When you redeem shares, you'll receive payment as follows:

- Mailed payments will typically be sent within 1 or 2 days but no later than 7 days of receiving proper redemption instructions.

- Wire payments for redemptions requested by phone will usually be made on the next business day to the bank designated on your account application (which must be a commercial bank within the U.S.).

The Funds may delay payment for up to 7 days after receiving a redemption request. The Funds may suspend redemptions if the New York Stock Exchange closes or for other emergencies.

REDEEMING SHARES THROUGH INTERMEDIARIES. A broker/dealer, financial institution or other intermediary may charge a fee to redeem your Fund shares. If the intermediary is the shareholder of record, the Funds accept redemption requests only from the intermediary.


                           Aquinas Funds 24 Prospectus

The Funds may authorize intermediaries and their designees to accept redemption requests on the Funds' behalf. The redemption price you receive for redemption requests made through intermediaries is the next determined net asset value after the intermediary receives your request in proper form with all required information.

REDEMPTION REQUESTS SHORTLY AFTER PURCHASE BY CHECK. Payment for such redemptions may be delayed up to 15 days to make sure there are sufficient funds to cover the check. If you anticipate making a redemption soon after you buy your shares, you may want to purchase by wire to avoid delays.

TELEPHONE TRANSACTIONS. The Funds won't accept telephone redemption requests for payment by check for 30 days following an address change. You must make the request in writing, with signatures guaranteed.

As long as reasonable measures are taken to prevent telephone fraud, neither the Funds nor the transfer agent are liable for losses from unauthorized transactions. The Funds reserve the right to refuse a telephone transaction.

During shifts in the market or economy, it may be difficult to redeem shares by telephone or wire. You can mail your redemption requests as described above.


SMALL ACCOUNTS. If your redemption activity causes your account balance to fall below $500 and it is not a Uniform Gift to Minors Account or you don't have an Automatic Investment Plan, the Funds may ask you to add to your balance. If your account balance is still below $500 after 60 days, the Funds may close your account and send you the proceeds.


SYSTEMATIC WITHDRAWAL PLAN. If your account balance is $10,000 or more, you can request monthly, quarterly, or annual distributions of at least $250. Note that withdrawals may result in a gain or loss for federal income tax purposes. If the amount in the account is not enough to make your requested payment, the remaining amount will be redeemed and the plan ended.

Call 1-800-423-6369 for a Systematic Withdrawal Plan application. To change the withdrawal amount or cancel your plan, send a request in writing, with a signature guarantee for each registered holder of the account. The Funds may change or eliminate this privilege at any time.

OTHER INVESTMENT POLICIES

TELEPHONE TRANSACTIONS. Unless you waive telephone privileges on your account application or in writing, you automatically have the privilege to make telephone inquiries, exchanges and redemptions. Once the account is established, requests to change or add these privileges must be in writing, signed by each registered holder of the account, with signatures guaranteed. As long as reasonable measures are taken to prevent telephone fraud, neither the Funds nor the transfer agent are liable for losses from unauthorized transactions. The Funds reserve the right to refuse a telephone transaction.

SIGNATURE GUARANTEES. Generally, whenever you change your account, your bank information, or your registration information, you need signature guarantees for each registered holder. These guarantees may seem inconvenient, but they're intended to protect you from fraud. You can have signatures guaranteed by a U.S. commercial bank or trust company, a member of the National Association of Securities Dealers, Inc., or other eligible institutions. A notary public is not an acceptable guarantor.


                           Aquinas Funds 25 Prospectus

DIVIDENDS AND DISTRIBUTIONS

The Value Fund and the Growth Fund pay dividends of net investment income (if available) quarterly, the Small-Cap Fund pays dividends of net investment income (if available) annually and the Fixed Income Fund pays dividends of net investment income (if available) monthly. The Funds distribute any net realized capital gains annually.

Each Fund will automatically reinvest dividends in shares of that Fund, unless you ask to have dividends paid in cash or invested in another of the Aquinas Funds (account minimums apply).

TAXES

Each year the Funds will give you federal tax information about the dividends and distributions you've received. If your income is subject to tax, distributions are taxable whether they are paid in cash or reinvested in additional shares. In general, any dividends and net short-term capital gains you receive from the Funds are taxed at ordinary income rates or dividend income rates (other than with respect to the Fixed Income Fund). Any net long-term capital gains you receive are taxed at capital gains rates. The Funds expect that distributions of the Fixed Income Fund will consist primarily of ordinary income; the distributions of the Growth Fund and Small-Cap Fund will consist primarily of capital gains; and the distributions of the Value Fund will consist of both ordinary income and capital gains. Also, if you have distributions from a qualified plan reinvested in a regular account, you may face a penalty tax.

Anytime you sell or exchange shares, it is considered a taxable event. Depending on the purchase price and the sale price of the shares you sell or exchange, you may realize a gain or loss on the transaction for federal income tax purposes.

Because everyone's tax situation is unique, and state and local law may also affect you, the Funds strongly recommend you consult with your tax adviser.

If you don't complete the certification form included with your account application, the Funds are required by federal law to withhold 28% of any distribution and redemption proceeds for federal income tax purposes.

SHAREHOLDER REPORTS

As a shareholder, you'll receive:

- Confirmation statements each time you buy, sell, transfer or exchange shares. You'll also receive a summary of transactions since the beginning of the year. If you find any errors, notify the Fund within 30 days. If you do not, the Fund will not be obligated to correct the error.

- Individual account statements, mailed within 5 business days of a purchase or redemption. If dividend reinvestment is the only account activity, statements will be quarterly (monthly for the Fixed Income Fund).

- An annual statement after December 31 listing all your transactions in shares of the Funds for the year.

-     Semi-annual reports showing your Fund's portfolio and other information.

- An annual report after the close of the Funds' fiscal year (December 31), with audited financial statements.


                           Aquinas Funds 26 Prospectus

FINANCIAL HIGHLIGHTS

The following tables show the Funds' financial performance for the past five years. Some of the information reflects results for single Fund shares. "Total return" shows how much your investment in the Fund would have increased (or decreased), assuming you had reinvested all dividends and distributions. Fiscal years 2004, 2003 and 2002 figures have been audited by Deloitte & Touche LLP, the Funds' independent registered public accounting firm. Figures for the periods ended prior to December 31, 2002 were audited by Arthur Andersen LLP. Deloitte & Touche LLP's report, along with the Funds' financial statements, is included in the 2004 annual report, which is available upon request.



Fixed Income Fund

                                                                           YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------
                                                      2004          2003         2002        2001         2000
                                                    --------     --------     --------     --------     --------
Net Asset Value, Beginning of Year                  $  10.16     $  10.23     $  10.07     $   9.73     $   9.47


Income (Loss) from Investment Operations:
     Net investment income                              0.34         0.35         0.50         0.55         0.58
     Net realized and unrealized gains
       (losses) on investments                          0.09         0.14         0.21         0.34         0.25
                                                    --------     --------     --------     --------     --------
         Total from Investment Operations               0.43         0.49         0.71         0.89         0.83
                                                    --------     --------     --------     --------     --------

Less Distributions:
     Dividends from net investment income              (0.38)       (0.40)       (0.50)       (0.55)       (0.57)
     Distributions from net realized gains             (0.15)       (0.16)       (0.05)          --           --
                                                    --------     --------     --------     --------     --------
         Total Distributions                           (0.53)       (0.56)       (0.55)       (0.55)       (0.57)
                                                    --------     --------     --------     --------     --------

Net Asset Value, End of Year                        $  10.06     $  10.16     $  10.23     $  10.07     $   9.73
                                                    ========     ========     ========     ========     ========

Total Return                                            4.35%        4.90%        7.29%        9.33%        9.11%


Supplemental Data and Ratios:
     Net assets, end of year (in thousands)         $ 46,116     $ 44,760     $ 47,688     $ 49,256     $ 45,070
Ratio to Average Net Assets of:
     Expenses, net of waivers                           1.02%        1.00%        1.00%        1.00%        1.00%
     Expenses, before waivers                           1.19%        1.20%        1.12%        1.09%        1.07%
     Net investment income (loss), net of waivers       3.37%        3.43%        4.95%        5.43%        6.05%
     Net investment income (loss), before waivers       3.20%        3.23%        4.83%        5.34%        5.98%
Portfolio turnover rate                                  147%         276%         168%         158%         152%



                           Aquinas Funds 27 Prospectus

Value Fund


                                                                           YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------
                                                      2004         2003         2002         2001         2000
                                                    --------     --------     --------     --------     --------
Net Asset Value, Beginning of Year                  $  10.17     $   7.95     $  10.22     $  10.91     $  11.34

Income (Loss) from Investment Operations:
     Net investment income                              0.02         0.03         0.01           --         0.17
     Net realized and unrealized gains
        (losses) on investments                         1.60         2.22        (2.27)       (0.69)       (0.31)
                                                    --------     --------     --------     --------     --------
Total from Investment Operations                        1.62         2.25        (2.26)       (0.69)       (0.14)
                                                    --------     --------     --------     --------     --------

Less Distributions:
     Dividends from net investment income              (0.02)       (0.03)       (0.01)          --        (0.16)
     Distributions from net realized gains                --           --           --           --        (0.13)
                                                    --------     --------     --------     --------     --------
        Total Distributions                            (0.02)       (0.03)       (0.01)          --        (0.29)
                                                    --------     --------     --------     --------     --------

Net Asset Value, End of Year                        $  11.77     $  10.17     $   7.95     $  10.22     $  10.91
                                                    ========     ========     ========     ========     ========

Total Return                                           15.93%       28.29%      (22.11)%      (6.29)%      (1.19)%

Supplemental Data and Ratios:
     Net assets, end of year (in thousands)         $ 42,765     $ 40,470     $ 33,783     $ 45,155     $ 54,972
Ratio to Average Net Assets of:
     Expenses, net of waivers                           1.53%        1.50%        1.50%        1.49%        1.42%
     Expenses, before waivers                           1.57%        1.59%        1.55%        1.49%        1.42%
     Net investment income (loss), net of waivers       0.21%        0.30%        0.11%        0.01%        1.53%
     Net investment income (loss), before waivers       0.17%        0.21%        0.06%        0.01%        1.53%
Portfolio turnover rate                                   61%          70%          45%          64%          81%


                           Aquinas Funds 28 Prospectus

Growth Fund


                                                                       YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------
                                                      2004         2003         2002         2001         2000
                                                    --------     --------     --------     --------     --------
Net Asset Value, Beginning of Year                  $  13.58     $  11.26     $  14.61     $  17.41     $  19.48

Income (Loss) from Investment Operations:
     Net investment loss                               (0.07)       (0.08)       (0.10)       (0.12)       (0.13)
     Net realized and unrealized gains (losses)
       on investments                                   1.16         2.40        (3.25)       (2.68)        0.63
                                                    --------     --------     --------     --------     --------
          Total from Investment Operations              1.09         2.32        (3.35)       (2.80)        0.50
                                                    --------     --------     --------     --------     --------

Less Distributions:
     Dividends from net investment income                 --           --           --           --           --
     Distributions from net realized gains                --           --           --           --        (2.57)
                                                    --------     --------     --------     --------     --------
          Total Distributions                             --           --           --           --        (2.57)
                                                    --------     --------     --------     --------     --------

Net Asset Value, End of Year                        $  14.67     $  13.58     $  11.26     $  14.61     $  17.41
                                                    ========     ========     ========     ========     ========

Total Return                                            8.03%       20.60%      (22.93)%     (16.08)%       2.48%

Supplemental Data and Ratios:
     Net assets, end of year (in thousands)         $ 58,434     $ 57,818     $ 48,773     $ 60,961     $ 68,336
Ratio to Average Net Assets of:
     Expenses, net of waivers                           1.53%        1.50%        1.50%        1.50%        1.41%
     Expenses, before waivers                           1.55%        1.58%        1.54%        1.50%        1.41%
     Net investment income (loss), net of waivers      (0.48)%      (0.62)%      (0.82)%      (0.81)%      (0.77)%
     Net investment income (loss), before waivers      (0.50)%      (0.70)%      (0.86)%      (0.81)%      (0.77)%
Portfolio turnover rate                                  196%         105%          94%          99%          95%


                           Aquinas Funds 29 Prospectus

Small-Cap Fund(1)


                                                                      YEAR ENDED DECEMBER 31,
                                                    -----------------------------------------------------------
                                                      2004        2003         2002         2001         2000
                                                    -------      -------      -------      -------      -------
Net Asset Value, Beginning of Year                  $  5.50      $  4.21      $  6.08      $  6.85      $ 10.40

Income (Loss) from Investment Operations:
     Net investment income (loss)                     (0.09)       (0.08)       (0.08)       (0.08)        0.30
     Net realized and unrealized gains (losses)
       on investments                                  0.25         1.37        (1.79)       (0.66)        0.03
                                                    -------      -------      -------      -------      -------
         Total from Investment Operations              0.16         1.29        (1.87)       (0.74)        0.33
                                                    -------      -------      -------      -------      -------

Less Distributions:
     Dividends from net investment income                --           --           --           --        (0.30)
     Distributions from net realized gains               --           --           --        (0.03)       (3.58)
                                                    -------      -------      -------      -------      -------
         Total Distributions                             --           --           --        (0.03)       (3.88)
                                                    -------      -------      -------      -------      -------

Net Asset Value, End of Year                        $  5.66      $  5.50      $  4.21      $  6.08      $  6.85
                                                    =======      =======      =======      =======      =======

Total Return                                           2.91%       30.64%      (30.76)%     (10.83)%       3.19%

Supplemental Data and Ratios:
     Net assets, end of year (in thousands)         $ 7,575      $ 7,283      $ 5,419      $ 6,208      $ 6,416
Ratio to Average Net Assets of:
     Expenses, net of waivers                          1.95%        1.95%        1.95%        1.95%        1.52%
     Expenses, before waivers                          2.76%        2.99%        2.91%        2.81%        1.68%
     Net investment income (loss), net of waivers     (1.81)%      (1.70)%      (1.76)%      (1.46)%       2.51%
     Net investment income (loss), before waivers     (2.62)%      (2.74)%      (2.72)%      (2.32)%       2.35%
Portfolio turnover rate                                 260%         161%         113%         102%         130%



(1) Prior to November 1, 2000, the Small-Cap Fund was known as the "Balanced Fund" and it was designed to provide one vehicle for participating in the investment strategies of the Value Fund, Growth Fund and Fixed Income Fund.


                           Aquinas Funds 30 Prospectus

Directors and Officers

            Directors:

            Charles Clark, Jr.
            Michael R. Corboy
            Levy Curry
            Imelda Gonzalez, CDP
            Thomas J. Marquez
            John L. Strauss


            Principal Officers:

            Frank Rauscher, President and Treasurer
            Richard Lenart, Vice President and Secretary
            John Hughes, Vice President

            INVESTMENT ADVISER
            Aquinas Investment Advisers, Inc.
            5310 Harvest Hill Road, Suite 248
            Dallas, Texas 75230

            ADMINISTRATOR
            UMB Fund Services, Inc.
            803 West Michigan Street
            Milwaukee, Wisconsin 53233

            CUSTODIAN
            UMB Bank, n.a.
            Securities Services Division
            P.O. Box 419226
            Kansas City, Missouri 64141

            LEGAL COUNSEL
            Foley & Lardner LLP
            777 East Wisconsin Avenue
            Milwaukee, Wisconsin 53202


            TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

            For regular mail, use this address:

            The Aquinas Funds, Inc.
            c/o DST Systems, Inc.
            P.O. Box 219533
            Kansas City, MO 64121-9533

            For overnight or express mail, use this address:

            The Aquinas Funds, Inc.
            c/o DST Systems, Inc.
            330 West 9th Street, First Floor
            Kansas City, MO 64105


                          Aquinas Funds 31 Prospectus

For More Information

If you'd like more information about the Funds, ask for a free copy of the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI). You'll find more detailed information about the Funds in the SAI. The SAI is incorporated by reference, which means it is legally part of this prospectus.

ANNUAL/SEMI-ANNUAL REPORTS. These reports offer additional information about the Funds' investments. In the annual report, you'll find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

To request the SAI, annual and semi-annual reports, and other information about the Funds, write:

      THE AQUINAS FUNDS, INC.
      5310 HARVEST HILL ROAD, SUITE 248
      DALLAS, TEXAS 75230

Or call 1-877-AQUINAS.


The Funds make available the SAI and the annual and semiannual reports, free of charge, on their Internet website (http://www.aquinasfunds.com).


Prospective investors and shareholders who have questions about the Funds may also call the above number or write to the above address.

You can also review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, D.C. For information about the operation of the Public Reference Room, call 1-202-942-8090.

Reports and other information about the Funds are available on the EDGAR Database at the SEC's Web site at www.sec.gov. You may obtain copies of this information for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section at 450 5th Street, N.W., Washington, D.C. 20549-0102. The SAI is also available from broker/dealers and banks through which shares of the Funds may be sold.

Investment Company Act file number: 811-08122


                              (AQUINAS FUNDS LOGO)
             5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230
                    Call toll free 1-877 AQUINAS (278-4627)
                   Visit our Web site at www.aquinasfunds.com

                           Aquinas Funds 32 Prospectus

(AQUINAS FUNDS LOGO)                                         ACCOUNT APPLICATION
--------------------------------------------------------------------------------

USE THIS FORM TO OPEN A NEW ACCOUNT OR AMEND AN EXISTING AQUINAS FUND ACCOUNT. PLEASE PRINT CLEARLY

For help with this Application or to request an IRA New Account Application call 1-877-278-4627. A separate application must be used to open each new account or amend each existing account. If this application amends an existing account, please indicate the account number.

ALL INVESTORS must sign the Signature and Taxpayer Certification (Section 6). Mail completed, signed application to:

     AQUINAS FUNDS
     P.O. BOX 219533
     KANSAS CITY, MO 64121-9533

The USA Patriot Act To help the Government fight the funding of terrorism and money laundering activities: Federal Law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

--------------------------------------------------------------------------------

1     REGISTRATION

INDIVIDUAL OR JOINT* ACCOUNT

--------------------------------------------------------------------------------
Owner's First Name        Initial          Last Name

--------------------------------------------------------------------------------
Owner's Social Security Number

--------------------------------------------------------------------------------
Joint Owner's First Name  Initial          Last Name

--------------------------------------------------------------------------------
Joint Owner's Social Security Number

(*Joint Tenants with Right of Survivorship, unless you indicate otherwise. For joint accounts, signatures of both Owners are required in Section 6.)

GIFT/TRANSFER TO MINOR

--------------------------------------------------------------------------------
Custodian's First Name    Initial          Last Name

--------------------------------------------------------------------------------
Custodian's Social Security Number

--------------------------------------------------------------------------------
Minor's First Name        Initial          Last Name

--------------------------------------------------------------------------------
Minor's Social Security Number

Under the                                   Uniform Gift/Transfer to Minor Act.
          ---------------------------------
                  (State)

CORPORATION, TRUST, PARTNERSHIP OR OTHER ENTITY

--------------------------------------------------------------------------------
Name of Corporation or Other Entity

--------------------------------------------------------------------------------
Taxpayer I.D. Number

2     MAILING ADDRESS

--------------------------------------------------------------------------------
Street or P.O. Box

--------------------------------------------------------------------------------
City                                    State      Zip Code

--------------------------------------------------------------------------------
Daytime Telephone Number          Evening Telephone Number

--------------------------------------------------------------------------------
E-mail Address (please see Section 5)

Are you a U.S. Citizen? ( ) Yes  ( ) No If no, specify country of citizenship
--------------------------------------------------------------------------------

2A    MAILING INFORMATION FOR ADVISORS/BROKERS/DEALERS

Send duplicate statements to the following Advisor/Broker/Dealer:

--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Telephone

--------------------------------------------------------------------------------
Special Instruction

--------------------------------------------------------------------------------
Street or P.O. Box

--------------------------------------------------------------------------------
City                                    State      Zip Code

--------------------------------------------------------------------------------

3     INITIAL INVESTMENT

$500 minimum per Fund. Only one application is needed per account, however, a separate application must be used to open each different registration type (i.e., an individual account and a joint account requires two applications).

NAME OF FUND                    AMOUNT
Growth Fund               $
                           --------------------------------
Value Fund                $
                           --------------------------------
Small-Cap Fund            $
                           --------------------------------
Fixed Income Fund         $
                           --------------------------------

Make check(s) payable to The Aquinas Funds, Inc., or
[ ]  the money is being sent by Federal Funds wire transfer

   on
        --------------------------------------
                       (Date)

   for $

4     ESTABLISH YOUR ACCOUNT FEATURES

DISTRIBUTION OPTIONS

If no option is checked, all dividends and capital gains will be reinvested. Check only one.

[ ] I would like my dividend income and any capital gains distributions automatically reinvested in additional shares.

[ ] I would like my dividend income in cash, and any capital gains distributions reinvested.

[ ] I would like my dividend income and any capital gains distributions in cash.

TELEPHONE EXCHANGE & REDEMPTION FEATURES

Unless otherwise indicated below, all Accounts will have the ability to exchange one Aquinas Fund for another or redeem shares through telephone authorizations. Proceeds will be mailed to the address on the account.

[ ] I DO NOT want this account to have telephone exchange and redemption privileges. I understand by declining this option, all exchanges and redemptions must be enacted through written communication only.

Accounts will have the ability to have the following services added. To adapt these features, contact us at 1-800-423-6369 to receive the proper documents which must be completed.

AUTOMATIC INVESTMENT -- Automatically withdraws a specific amount on a monthly basis from your bank account.

BANK WIRING -- Allows "bank to bank" transactions to avoid handling checks through the postal system. (Additional bank charges will apply, see the Prospectus for a listing of these charges.)


                Aquinas Funds      33       Purchase Application       (over)

4a    AUTOMATIC INVESTMENT PROGRAM (OPTIONAL)

You can invest $50 or more monthly, directly from your bank account to your Fund account by completing this Section and Section 4b.

[ ] I authorize the Transfer Agent to debit $________ (minimum $50) from my bank account indicated below on the 16th day of the month (or, if such day is not a business day, the previous business day) and invest it in Fund shares.

This privilege may be revoked without prior written notice if a debit of your account is refused upon presentation. This privilege may be discontinued by the Fund upon 30 days written notice prior to a payment date or by you by written notice to the Transfer Agent (effective 7 business days following receipt of the notice) and your bank.

4b    BANK WIRING INFORMATION

You must complete this Section for Bank Wiring Privileges and/or Automatic Investment Program (Section 4a). The name on your bank account must be the same as in Section 1.

[ ] Federal Wire     [ ] Automatic Investment Program

--------------------------------------------------------------------------------
Name of Your Bank

--------------------------------------------------------------------------------
Bank ABA Number           Account Number

--------------------------------------------------------------------------------
Your Bank's Address

--------------------------------------------------------------------------------
City                                   State       Zip Code

--------------------------------------------------------------------------------
Name of Depositor

--------------------------------------------------------------------------------
Joint Depositor (if any)

Type of Account:  [ ] Checking  [ ] Other

I (we) (1) hereby request and authorize you to honor all debit and credit entries initiated by me (us) from time to time through the Transfer Agent; (2) agree that your treatment of each such entry, and your rights with respect to it, shall be the same as if it were signed personally by me (or either of us) and further agree that if any such entries are dishonored with good and sufficient cause, you shall be under no liability whatsoever; (3) further agree that such authorization, unless sooner terminated by you in writing, is to remain in effect until three (3) business days after receipt by you of written notice from me (or either of us) of its revocation.

YOU MUST ATTACH YOUR VOIDED CHECK HERE.

WIRE AND ACH -- Wire Redemption Privileges permit monies to be transmitted via Federal Funds wire directly to your bank account. The Funds do charge for this service, and your bank may impose a fee for wire services. This type of transfer allows the money to be available for use immediately upon receipt of the wire by your bank. The Funds do not charge for ACH redemption by phone. Money sent via ACH may be held before clearing and may not be immediately available for your use.

5     ELECTRONIC DELIVERY CONSENT
      (WHEN AVAILABLE)

You may receive shareholder reports (Prospectus updates and Annual and Semi-Annual Reports) and statements (transaction confirmations and account statements) in electronic rather than paper form. We will send you an E-mail containing a hyperlink to each document whenever we have posted an updated shareholder report or statement on our Web site. You can access the most recent version of these documents at any time by going directly to our Web site at: www.aquinasfunds.com. Due to the personal financial nature of the information in shareholder statements, you will need to log on and verify your identity once you link to our Web site. There may be costs associated with receiving these documents in an electronic format, such as Internet service fees and online time. You may revoke your consent and/or request a paper copy at any time by calling 1-800-423-6369.

[ ] I consent to receive shareholder reports, statements and confirmations electronically (when available).

[ ] I consent to receive only shareholder reports electronically (when available).

[ ] I consent to receive only shareholder statements and confirmations electronically (when available).

6     SIGNATURE AND TAXPAYER CERTIFICATION

By signing this form I certify that:

- I have received, read and agree to the terms of the Prospectus, have the authority and legal capacity to purchase mutual fund shares, am of legal age in my state and believe such investment is suitable for me.

- I authorize The Aquinas Funds, Inc., DST, (the Transfer Agent) affiliates thereof, and the directors and employees of such entities, to act on any instructions or inquiries reasonably believed to be genuine and agree that they will not be liable for any resulting loss or expense from such instructions or inquiries.

- UNDER THE PENALTY OF PERJURY, I CERTIFY THAT (1) THE TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) SHOWN ON THIS FORM IS MY CORRECT SOCIAL SECURITY NUMBER OR TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED), (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I AM EXEMPT FROM BACKUP WITHHOLDING, I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND (3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN). CERTIFICATION INSTRUCTIONS: I MUST CROSS OUT ITEM
      (2) OF THIS PARAGRAPH IF THE IRS HAS PROVIDED NOTIFICATION THAT I AM CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING INTEREST OR DIVIDENDS ON MY TAX RETURN. THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

- Upon any telephone order, which may be tape recorded, for share purchase or redemptions received from me or any person so representing him or herself, the Transfer Agent is authorized, without the giving of any notice regardless of the amount of any preceding transaction, to debit or credit my account at my bank indicated in Section 4b (There are limitations as to amount frequency of transactions permissible through bank wiring. In order to determine current limitations, please call toll free 1-800-423-6369). I further certify that by authorizing the Transfer Agent to debit or credit my bank account pursuant to my instructions or those of any person so representing him or herself, that I am waiving any and all rights to have my bank account recredited in the event of an unauthorized debit entry; further certify that I understand that this service may be terminated at any time without notice, and that the Transfer Agent is not obligated to advise me of the non- payment of any debit or credit; further certify that I understand that I may terminate this authorization at any time by written notification to the Transfer Agent, and that any such notification will be effective only as to entries initiated later than three (3) business days following receipt of such notification.

PLEASE SIGN HERE

--------------------------------------------------------------------------------
Signature (Owner, Custodian, etc.,                           Date
exactly as it appears in Section 1)

--------------------------------------------------------------------------------
Signature (Joint Owner, Custodian, etc.,                     Date
exactly as it appears in Section 1)

--------------------------------------------------------------------------------
Corporate Officer, Partner, Trustee, etc.  Title             Date

      A signature guarantee is required when amending Section 1 and 4b. Signature guarantees can usually be attained through brokerage houses or commercial banks. Note: a signature guarantee is not a notary public. This guarantee can be attained through your bank.

      Signature Guarantee

      Place Stamp Here


      Name of Institution Guaranteeing Signature(s)

         THANK YOU FOR INVESTING IN THE AQUINAS FUNDS. WE WILL SEND YOU
                        A CONFIRMATION STATEMENT SHORTLY.

                Aquinas Funds      34       Purchase Application

STATEMENT OF ADDITIONAL INFORMATION                               April 30, 2005
AQUINAS FIXED INCOME FUND
AQUINAS VALUE FUND
AQUINAS GROWTH FUND
AQUINAS SMALL-CAP FUND

                             THE AQUINAS FUNDS, INC.
                             5310 Harvest Hill Road
                                    Suite 248
                               Dallas, Texas 75230
                               Call 1-972-233-6655


            This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Aquinas Funds, Inc. dated April 30, 2005. Requests for copies of the Prospectus should be made by writing to The Aquinas Funds, Inc., 5310 Harvest Hill Road, Dallas, Texas 75230,
Attention: Corporate Secretary, or by calling 1-877-AQUINAS (278-4627).


            The following audited financial statements contained in the Annual Report, dated December 31, 2004, of The Aquinas Funds, Inc. (File No. 811-08122) as filed with the Securities and Exchange Commission on March 7, 2005 are incorporated by reference.

             Schedules of Investments at December 31, 2004
             Statements of Assets and Liabilities at December 31, 2004 Statements of Operations for the year ended December 31, 2004 Statements of Changes in Net Assets for the years ended
                 December 31, 2004 and December 31, 2003
             Financial Highlights for the years ended December 31, 2004,
                 December 31, 2003, December 31, 2002, December 31, 2001 and December 31, 2000
             Notes to Financial Statements
             Report of Independent Registered Public Accounting Firm

            Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-877-AQUINAS.

                             THE AQUINAS FUNDS, INC.

                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----


FUND HISTORY AND CLASSIFICATION...............................................1
INVESTMENT RESTRICTIONS.......................................................1
INVESTMENT POLICIES AND TECHNIQUES............................................3
TEMPORARY INVESTMENTS.........................................................3
LENDING PORTFOLIO SECURITIES..................................................4
WHEN-ISSUED SECURITIES........................................................5
FOREIGN SECURITIES............................................................5
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES...................................6
ILLIQUID SECURITIES..........................................................10
U.S. GOVERNMENT SECURITIES...................................................11
ZERO COUPON SECURITIES.......................................................11
HEDGING INSTRUMENTS..........................................................11
DISCLOSURE OF PORTFOLIO HOLDINGS.............................................15
DETERMINATION OF NET ASSET VALUE.............................................17
PURCHASE OF SHARES...........................................................18
DISTRIBUTION OF SHARES.......................................................18
EXCHANGE PRIVILEGE...........................................................19
REDEMPTION OF SHARES.........................................................19
DIRECTORS AND OFFICERS OF THE COMPANY........................................20
MANAGEMENT INFORMATION.......................................................20
COMMITTEES...................................................................23
COMPENSATION.................................................................23
CODE OF ETHICS...............................................................23
PROXY VOTING POLICY..........................................................24
SHARE OWNERSHIP..............................................................28
INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR.....................29
CUSTODIAN AND TRANSFER AGENT.................................................37
ALLOCATION OF PORTFOLIO BROKERAGE AND OTHER PRACTICES........................37
TAXES........................................................................39
CAPITAL STRUCTURE............................................................40
SHAREHOLDER MEETINGS.........................................................41
DESCRIPTION OF SECURITIES RATINGS............................................42
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS....................................47


            No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated April 30, 2005 and, if given or made, such information or representations may not be relied upon as having been authorized by The Aquinas Funds, Inc.

            This Statement of Additional Information does not constitute an offer to sell securities.


                                      (i)

                         FUND HISTORY AND CLASSIFICATION

            The Aquinas Funds, Inc. (the "Company") is an open-end, diversified management investment company, consisting of four separate diversified portfolios: the Aquinas Fixed Income Fund (the "Fixed Income Fund"), the Aquinas Value Fund (the "Value Fund"), the Aquinas Growth Fund (the "Growth Fund") and the Aquinas Small-Cap Fund (the "Small-Cap Fund"). The Aquinas Funds, Inc. is registered under the Investment Company Act of 1940 (the "1940 Act"). The Aquinas Funds, Inc. was incorporated as a Maryland corporation on October 20, 1993. Prior to November 1, 2000 the Value Fund was named the Aquinas Equity Income Fund, the Growth Fund was named the Aquinas Equity Growth Fund and the Small-Cap Fund was named the Aquinas Balanced Fund. Prior to November 1, 2000 the Small-Cap Fund, while named the Balanced Fund, was designed to provide one investment vehicle for participating in the investment strategies of the Value Fund, the Growth Fund and the Fixed Income Fund.

                             INVESTMENT RESTRICTIONS

            Each of the Funds has adopted the following investment restrictions which are matters of fundamental policy and cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

            1. Each of the Funds will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund's assets would be invested in securities of such issuer (except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

            2. None of the Funds will purchase securities on margin, participate in a joint trading account or sell securities short (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fixed Income Fund and the Small-Cap Fund may (i) enter into interest rate swap transactions; (ii) purchase or sell futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; (iv) write or invest in put or call options; and (v) enter into foreign currency exchange contracts.

            3. None of the Funds will borrow money or issue senior securities, except the Funds may borrow for temporary or emergency purposes, and then only from banks, in an amount not exceeding 25% of the value of the Fund's total assets. The Funds will not borrow money for the purpose of investing in securities, and the Funds will not purchase any portfolio securities while any borrowed amounts remain outstanding. Notwithstanding the foregoing, the Fixed Income Fund and the Small-Cap Fund may enter into options, futures, options on futures, foreign currency exchange contracts and interest rate swap transactions.

            4. None of the Funds will pledge or hypothecate its assets, except to secure borrowings for temporary or emergency purposes.

            5. None of the Funds will act as an underwriter or distributor of securities other than shares of the applicable Fund (except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

            6. None of the Funds will make loans, except through (i) the acquisition of debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors; or
(ii) repurchase agreements and except that the Funds may make loans of portfolio securities to unaffiliated persons who are deemed to be creditworthy if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the lending Fund's total assets would be the subject of such loans.

            7. None of the Funds will concentrate 25% or more of its total assets, determined at the time an investment is made, in securities issued by companies primarily engaged in the same industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

            8. None of the Funds will purchase or sell real estate or real estate mortgage loans and will not make any investments in real estate limited partnerships but the Funds may purchase and sell securities that are backed by real estate or issued by companies that invest in or deal in real estate. Certain of the Funds may purchase mortgage-backed securities and similar securities in accordance with their investment objectives and policies.

            9. None of the Funds will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases.

            10. None of the Funds will purchase or sell commodities or commodities contracts, except that the Fixed Income Fund and the Small-Cap Fund may enter into futures contracts and options on futures contracts.

            Each of the Funds has adopted certain other investment restrictions which are not fundamental policies and which may be changed without shareholder approval. These additional restrictions are as follows:

            1. The Funds will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Company or an officer, director or other affiliated person of the Funds' investment adviser.

            2. None of the Funds will invest more than 5% of its total assets in securities of any issuer which has a record of less than three (3) years of continuous operation, including the operation of any predecessor business of a company which came into existence as a result of a merger, consolidation, reorganization or purchase of substantially all of the assets of such predecessor business.

            3. None of the Funds will purchase securities of other investment companies (as defined in the 1940 Act), except as part of a plan of merger, consolidation, reorganization or acquisition of assets.

            4. No Fund's investments in illiquid securities will exceed 5% of the value of its net assets.

            5. None of the Funds will make investments for the purpose of exercising control or management of any company.

            6. No Fund's investment in warrants, valued at the lower of cost or market, will exceed 5% of the total value of the Fund's net assets. Included within that amount, but not to exceed 2% of the total value of the Fund's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.


            The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions (except for those percentage restrictions relating to bank borrowings) are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund's fundamental restrictions will be deemed to have occurred. Any changes in a Fund's investment restrictions made by the Board of Directors will be communicated to shareholders prior to their implementation.

            In accordance with the requirements of Rule 35d-1 under the 1940 Act, it is a non-fundamental policy of the Fixed Income Fund to normally invest at least 80% of the value of its net assets in the particular type of investments suggested by the Fixed Income Fund's name. If the Board of Directors determines to change this non-fundamental policy for the Fixed Income Fund, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Any such notice will be provided in plain English in a separate written document containing the following prominent statement in bold face type: "Important Notice Regarding Change in Investment Policy." If the notice is included with other communications to shareholders, the aforementioned statement will also be included on the envelope in which the notice is delivered.



                       INVESTMENT POLICIES AND TECHNIQUES

            The Prospectus describes the Funds' principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

                              Temporary Investments

            For temporary defensive purposes, each Fund may invest up to 100% of its total assets in cash and high-quality money market obligations. Money market securities include short-term investment-grade fixed-income securities, bankers' acceptances, commercial paper, commercial paper master notes and repurchase agreements.

            The Funds may invest in commercial paper and other cash equivalents rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's, commercial paper master notes (which are demand instruments bearing interest at rates which are fixed to known lending rates and automatically adjusted when such lending rates change) of issuers whose commercial paper is rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by Moody's and unrated debt securities which are deemed by the portfolio manager to be of comparable quality. Each Fund may also invest in United States Treasury Bills and Notes, and certificates of deposit of domestic branches of U.S. banks.

            The Funds may invest in repurchase agreements issued by banks and certain non-bank broker-dealers. In a repurchase agreement, a Fund buys an interest-bearing security at one price and simultaneously agrees to sell it back at a mutually agreed upon time and price. The repurchase price reflects an agreed-upon interest rate during the time the Fund's money is invested in the security. When entering into repurchase agreements, a Fund must hold an amount of cash or government securities at least equal to the market value of the securities that are part of the repurchase agreement. A repurchase agreement can be considered as a loan collateralized by the security purchased. A repurchase agreement involves the risk that a seller may declare bankruptcy or default. In that event, a Fund may experience delays, increased costs and a possible loss. Repurchase agreements will be acquired in accordance with procedures established by the Funds' Board of Directors which are designed to evaluate the credit worthiness of the other parties to the repurchase agreements.

                          Lending Portfolio Securities

            Each of the Funds may lend a portion of its portfolio securities. Such loans may not exceed 10% of the net assets of the lending Fund. Income may be earned on collateral received to secure the loans. Cash collateral would be invested in money market instruments. U.S. Government securities collateral would yield interest or earn discount. Part of this income might be shared with the borrower. Alternatively, the lending Fund could allow the borrower to receive the income from the collateral and charge the borrower a fee. In either event, the Fund would receive the amount of dividends or interest paid on the loaned securities.

            Usually these loans would be made to brokers, dealers or financial institutions. Loans would be fully secured by collateral deposited with the Fund's custodian in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This collateral must be increased within one business day in the event that its value should become less than the market value of the loaned securities. While there may be delays in recovery or even loss of rights in the collateral should the borrower fail financially, the loans will be made only to firms deemed by Aquinas Investment Advisers, Inc., the Funds' investment adviser (the "Adviser"), and the Funds' portfolio managers, to be of good standing. Loans will not be made unless, in the judgment of the Adviser, the consideration which can be earned from such loans justifies the risk.

            The borrower, upon notice, must redeliver the loaned securities within three business days. In the event that voting rights with respect to the loaned securities pass to the borrower and a material proposal affecting the securities arises, the loan may be called or the Fund will otherwise secure or be granted a valid proxy in time for it to vote on the proposal.

            In making such loans, the Funds may utilize the services of a loan broker and pay a fee therefor. The Funds may incur additional custodian fees for services in connection with lending of securities.

                             When-Issued Securities

            The Fixed Income Fund may purchase securities on a forward commitment or when-issued basis, which means that the price of the securities is fixed at the time the commitment to purchase is made. Delivery of and payment for these securities typically occur 15 to 90 days after the commitment to purchase. Interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. The Fixed Income Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if the portfolio manager deems it advisable. The Fund will not accrue income in respect of a when-issued security prior to its stated delivery date.

            When the Fixed Income Fund purchases securities on a when-issued basis, it will maintain with the Funds' custodian cash or liquid securities having an aggregate value equal to the amount of its purchase commitment until payment is made. The purpose and effect of such maintenance is to prevent the Fund from gaining investment leverage from when-issued transactions. When-issued securities may decline or increase in value during the period from the Fund's investment commitment to the settlement of the purchase.

                               Foreign Securities

            Each of the Funds may invest up to 15% of its total assets in securities of foreign issuers that are U.S. dollar-denominated and up to 5% of its total assets in securities of foreign issuers denominated in foreign currencies. Securities of foreign issuers in the form of American Depository Receipts ("ADRs") that are regularly traded on recognized U.S. exchanges or in the U.S. over-the-counter market are not considered foreign securities for purposes of these limitations. Each of the Funds, however, will not invest more than 10% of its total assets in such ADRs and will only invest in ADRs that are issuer sponsored. Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments. The value of a Fund's foreign investments may be significantly affected by changes in currency exchange rates, and the Funds may incur certain costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes which would reduce a Fund's income without providing a tax credit for the Fund's shareholders. Although the Funds intend to invest in securities of foreign issuers domiciled in nations which their respective portfolio managers consider as having stable and friendly governments, there is a possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

                   Mortgage-Backed and Asset-Backed Securities

            The Fixed Income Fund may invest in Mortgage-Backed as well as other asset-backed securities (i.e., securities backed by credit card receivables, automobile loans or other assets). Mortgage-Backed Securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-Backed Securities include: (i) Guaranteed Government Agency Mortgage-Backed Securities; (ii) Privately-Issued Mortgage-Backed Securities; and (iii) collateralized mortgage obligations and multiclass pass-through securities. These securities as well as other asset-backed securities are described below.

            Guaranteed Government Agency Mortgage-Backed Securities. Mortgage-Backed Securities include Guaranteed Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the United States Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

            The Guaranteed Government Agency Mortgage-Backed Securities in which the Fixed Income Fund may invest will include those issued or guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped mortgage-backed securities.

            Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the United States Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the United States Treasury with no limitations as to amount.

            Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a United States Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

            Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the United States Government.

            Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

            Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the United States Government.

            Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("Privately-Issued Agency Mortgage-Backed Securities"), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities ("Privately-Issued Non-Agency Mortgage-Backed Securities"). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and, multiclass pass-through securities.

            Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as "Mortgage Assets"). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

            In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMO's and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Fixed Income Fund will not invest in such high-risk derivative mortgage-backed securities.

            Mortgage Dollar Rolls. The Fixed Income Fund may enter into mortgage "dollar rolls" in which the Fund sells Mortgage-Backed Securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on the Mortgage-Backed Securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. The Fixed Income Fund will only enter into covered rolls. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Funds' borrowings and other senior securities.

            Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

            Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Fixed Income Fund to experience difficulty in valuing or liquidating such securities.

            Miscellaneous. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

            Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

            No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Company's Board of Directors. In accordance with such guidelines, the Adviser and the portfolio managers will monitor each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

            Interest rates on variable rate Mortgage-Backed Securities are subject to periodic adjustment based on changes or multiples of changes in an applicable index. The One-Year Treasury Index and LIBOR are among the common interest rate indexes. The One-Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. LIBOR, the London interbank offered rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

                               Illiquid Securities

            Each of the Funds may invest in illiquid securities, which include certain restricted securities (privately placed securities), repurchase agreements maturing in more than seven days and other securities that are not readily marketable. However, no Fund will acquire illiquid securities if, as a result, they would comprise more than 5% of the value of the Fund's net assets. The Board of Directors of the Company or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 5% limitation. Securities eligible to be resold pursuant to Rule 144A under the Securities Act may be considered liquid by the Board of Directors. Risks associated with illiquid securities include the potential inability of a Fund to promptly sell a portfolio security after its decision to sell.

            Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith by the Board of Directors of the Company. If through the appreciation of restricted securities or the depreciation of unrestricted securities, a Fund should be in a position where more than 5% of the value of its net assets are invested in illiquid assets, including restricted securities, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

                           U.S. Government Securities

            Each of the Funds may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities which include Treasury securities which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Ginnie Mae Certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by Fannie Mae, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government sponsored agencies or instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

                             Zero Coupon Securities

            The Fixed Income Fund may invest up to 10% of its net assets in zero coupon U.S. Government and corporate debt securities, which do not pay current interest, but are purchased at a discount from their face values. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than to other types of debt securities having similar maturities and credit qualities.

                               Hedging Instruments

            The Fixed Income Fund may buy and sell futures contracts on debt securities ("Debt Futures"). When the Fund buys a Debt Future, it agrees to take delivery of a specific type of debt security at a specific future date for a fixed price; when it sells a Debt Future, it agrees to deliver a specific type of debt security at a specific future date for a fixed price. Either obligation may be satisfied by the actual taking, delivering or entering into an offsetting Debt Future to close out the futures position. The Fixed Income Fund may purchase puts but only if (i) the investments to which the puts relate are Debt Futures; and (ii) the puts are traded on a domestic commodities exchange. Such puts need not be protective (i.e., the Fund need not own the related Debt Futures). The Fixed Income Fund may write covered puts on Debt Futures. For a put to be covered, the Fund must maintain cash or liquid securities equal to the option price. The Fixed Income Fund may purchase calls and write calls but only if (i) the investments to which the calls relate are Debt Futures; and (ii) the calls are traded on a domestic commodities exchange.

            Futures Contracts. When a Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract.

Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

            The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if the Fund had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

            Futures Margin Payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker known as a Futures Commission Merchant (FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value. If the value of a party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

            Purchasing Put and Call Options. By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

            The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option. Only exchange listed options will be acquired.

            Writing Call and Put Options. When a Fund writes a call option, it receives a premium and agrees to sell the related investments to a purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts.

            To terminate its obligation on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." (As discussed above, the Fund may also purchase calls other than as part of such closing transactions.) A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. Any profits realized from the premiums received on options which expire unexercised are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

            Writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

            When a Fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The Fixed Income Fund may only write covered puts. For a put to be covered, the Fund must maintain cash or liquid securities equal to the option price. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised because the Fund retains the premium received. Any profits realized from the premiums received on options which expire unexercised are considered short-term gains for federal income tax purposes and, when distributed, are taxable as ordinary income.

            Combined Option Positions. The Fixed Income Fund may purchase and write options (subject to the limitations discussed above) in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

            Correlation of Price Changes. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments. A Fund may invest in options and futures contracts based on securities which differ from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of the Fund's investments.

            Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in historical volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. Successful use of these techniques requires skills different from those needed to select portfolio securities.

            Liquidity of Options and Futures Contracts. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instruments' current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

            Asset Coverage for Futures and Options Positions. The Funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will maintain U.S. Government securities, cash or liquid securities in the amount prescribed. Securities so maintained cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that such maintenance of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

            Exclusion From Definition of Commodity Pool Operator. The Fixed Income Fund and the Small-Cap Fund have each claimed an exclusion from the definition of the term "commodity pool operator" under Section 4.5 of the regulations under the Commodity Exchange

Act promulgated by the Commodity Futures Trading Commission. Thus, the Company is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

            Special Risks of Hedging and Income Enhancement Strategies. Participation in the options or futures markets involves investment risks and transactions costs to which the Fixed Income Fund would not be subject absent the use of these strategies. If the Fund's portfolio manager(s)' prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of Debt Futures and options on Debt Futures include (i) dependence on the portfolio manager(s)' ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (ii) imperfect correlation between the price of options and Debt Futures and options thereon and movements in the prices of the securities being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (iv) the possible absence of a liquid secondary market for any particular instrument at any time; and (v) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

            The Funds maintain written policies and procedures regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds' stockholders. The Funds will not receive any compensation for providing this information. The Funds' Chief Compliance Officer will report annually to the Board of Directors with respect to compliance with the Funds' portfolio holdings disclosure procedures.

            The officers of the Funds receive reports on a regular basis as to any purchases and redemptions of shares of the Funds and review these reports to determine if there is any unusual trading in shares of the Funds. The officers of the Funds will report to the Board of Directors any such unusual trading in shares of the Funds.


            There may be instances where the interests of the Funds' shareholders respecting the disclosure of information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds. In such situations, the Board of Directors will be afforded the opportunity to determine whether or not to allow such disclosure.

            Fund Service Providers. The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds' portfolio holdings. As a result, such third party service providers may receive portfolio holdings information prior to and more frequently than the public disclosure of such information, typically on a real time basis. In each case, the Board of Directors has determined that such advance disclosure is supported by a legitimate business purpose and that the recipient by reason of the federal securities laws (1) is prohibited as an "insider" from trading on the information and (2) has a duty of confidence to the Funds because the recipient has a history and practice of sharing confidences such that the recipient of the information knows or reasonably should know that the Funds expect that the recipient will maintain its confidentiality. Due to the non-contractual nature of this duty of confidentiality, there is some uncertainty that the Funds will be able to enforce this duty. The third party service providers to whom the Funds provide non-public portfolio holdings information are the Adviser and the Funds' administrator, independent registered public accountants and custodian. The Funds may also provide non-public portfolio holdings information to Funds' financial printer in connection with the preparation, distribution and filing of the Funds' financial reports and public filings. Specifically:

     o Disclosures of current portfolio holdings information will be made on a daily basis to the Adviser, the Funds' administrator and the Funds' custodian.

     o Disclosures of portfolio holdings information will be made to Funds' independent registered public accounting firm, and financial printer on a semi-annual basis in connection with the preparation of financial reports and public filings, and from time to time in the course of the Funds' operations.



            Rating and Ranking Organizations. The Funds' Board of Directors has determined that the Funds may provide their portfolio holdings to the rating and ranking organizations listed below on either a monthly or quarterly basis (as determined by the officers in their discretion).


                  Morningstar, Inc.
                  Lipper, Inc.
                  Standard & Poor's Ratings Group
                  Bloomberg L.P.
                  Vickers Stock Research
                  Thompson Financial


            The determination was made that these organizations provide investors with a valuable service and, therefore, it is in the best interests of the stockholders of the Funds to provide them with non-public portfolio holdings information. Since this information is not provided on the condition that it be kept confidential or that these organizations not trade on the information, such disclosure could provide these organizations with the ability to make advantageous decisions to place orders for shares of the Funds or to trade against the Funds to the detriment of other stockholders of the Funds. However, the Funds will not provide this information until such information is at least 15 calendar days old, after which time the disclosure of such non-public portfolio holdings should not be problematic. Also, as noted above, the officers of the Funds receive and review reports on a regular basis as to any purchases and redemptions of shares of the Funds to determine if there is any unusual trading in shares of the Funds. The Funds will not pay these organizations.

            Website Disclosure. The Funds publish their top ten positions at the end of each month on their website (www.aquinasfunds.com). This information is updated approximately 5 to 10 business days following the end of each month. It is available to anyone that visits the website.

                        DETERMINATION OF NET ASSET VALUE

            As set forth in the Prospectus under the caption "Determining Share Price," the net asset value of each of the Funds will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning. This determination is applicable to all transactions in shares of the Fund prior to that time and after the previous time as of which net asset value was determined.

            Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities for which the primary market is the

National Association of Securities Dealer's Automated Quotation System ("NASDAQ") will be valued at the NASDAQ official closing price. Securities not traded on a recognized stock exchange or NASDAQ are valued on the basis of closing over-the-counter bid prices. Debt securities (other than short-term instruments) are valued at prices furnished by a pricing service, subject to review and possible revision by the Adviser. Any modification of the price of a debt security furnished by a pricing service is made under the supervision of and will be the ultimate responsibility of the Company's Board of Directors.

            Other assets and securities for which no quotations are readily available (or which are deemed unreliable) valued at their fair value as determined in good faith by the Adviser under the supervision of the Company's Board of Directors, although such day-to-day determinations are made by the Adviser under the supervision of or pursuant to guidelines established by the Company's Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market. Other types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended; and (d) fixed income securities that have gone into default and for which there is not a current market value quotation. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the New York Stock Exchange, the Funds may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

                               PURCHASE OF SHARES

            Each of the Funds has adopted procedures pursuant to Rule 17a-7 under the 1940 Act pursuant to which a Fund may effect a purchase and sale transaction with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a character which is a permitted investment for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in the manner required by Rule 17a-7.

                             DISTRIBUTION OF SHARES

            Each of the Funds has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act in anticipation that the Fund will benefit from the Plan through increased sales of shares, thereby reducing the Fund's expense ratio and providing the portfolio managers with greater flexibility in management. The Plan provides that each Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of that Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year. Amounts paid under the Plan by a Fund may be spent by that Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and sales marketing activities of financial institutions and others, such as dealers or distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature. Distribution expenses will be authorized by the officers of the Company as the Funds do not employ a distributor. To the extent any activity financed by the Plan is one which a Fund may finance without a 12b-1 plan, that Fund may also make payments to finance such activity outside of the Plan and not be subject to its limitations.

            The Plan may be terminated by any Fund at any time by a vote of the directors of the Company who are not interested persons of the Company and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Directors") or by a vote of a majority of the outstanding shares of the Fund. Sister Gonzalez and Messrs. Clark, Corboy, Curry, Marquez and Strauss are currently the Rule 12b-1 Directors. Any change in the Plan that would materially increase the distribution expenses of a Fund provided for in the Plan requires approval of the shareholders of that Fund and the Board of Directors, including the Rule 12b-1 Directors.


            While the Plan is in effect, the selection and nomination of directors who are not interested persons of the Company will be committed to the discretion of the directors of the Company who are not interested persons of the Company. The Board of Directors of the Company must review the amount and purposes of expenditures pursuant to the Plan quarterly as reported to it by the officers of the Company. The Plan will continue in effect for as long as its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors. For the year ended December 31, 2004, the Small-Cap Fund paid fees of $17,393 for distribution expenses of which $6,505 was for advertising; $137 was for filing fees; $4,164 was for marketing materials; $3,097 was for printing of prospectuses; $2,438 was for postage and $1,052 was for broker payments. No distribution expenses have been incurred by any other Fund under the Plan.


                               EXCHANGE PRIVILEGE

            Investors may exchange shares of a Fund having a value of $500 or more for shares of any other Fund. In addition, shareholders of the Funds may exchange shares of a Fund for shares of the PlanAhead Class of American Advantage Money Market Fund. Investors who are interested in exercising the exchange privilege should first contact the Funds to obtain instructions and any necessary forms.

            The exchange privilege will not be available if the proceeds from a redemption of shares of the Funds are paid directly to the investor or at his or her discretion to any persons other than the Funds. The exchange privilege may be terminated by the Funds upon at least 60 days prior notice to investors.

            For federal income tax purposes, a redemption of shares of the Funds pursuant to the exchange privilege will result in a capital gain if the proceeds received exceed the investor's tax-cost basis of the shares of Common Stock redeemed. Such a redemption may also be taxed under state and local tax laws, which may differ from the Code.

                              REDEMPTION OF SHARES

            A shareholder's right to redeem shares of a Fund will be suspended and the shareholder's right to payment postponed for more than seven days for any period during which the New York Stock Exchange is closed because of financial conditions or any other extraordinary reasons and may be suspended for any period during which (a) trading on the New York Stock Exchange is restricted pursuant to rules and regulations of the Securities and Exchange Commission, (b) the Securities and Exchange Commission has by order permitted such suspension or
(c) such emergency, as defined by rules and regulations of the Securities and Exchange Commission, exists as a result of which it is not reasonably practical for the applicable Fund to dispose of such Fund's securities or to determine fairly the value of its net assets.

                      DIRECTORS AND OFFICERS OF THE COMPANY

                             Management Information

            As a Maryland corporation, the business and affairs of the Company are managed by its officers under the direction of the Board of Directors. (The Fixed Income Fund, the Value Fund, the Growth Fund, and the Small-Cap Fund are the only portfolios in the "fund complex," as such term is defined in the 1940 Act.) The name, address, age, position(s) with the Company, principal occupation(s) during the past five years, and certain other information with respect to each of the directors and officers of the Company are as follows:


                                                     Term of Office and
                                  Position(s) Held   Length of Time
Name, Address, and Age            with the Funds     Served               Principal Occupation(s) During Past 5 Years
----------------------            -----------------  ------------------   -------------------------------------------
Disinterested Persons

Charles Clark, Jr.                Director           Indefinite, until    Mr. Clark has been President and Chief Operating
Age: 66                                              successor elected    Officer of Olmsted-Kirk Paper Company since March
Address:                                                                  1963.
c/o Aquinas Funds.                                   Since 1994
5310 Harvest Hill Road
Suite 248
Dallas, Texas 75230

Michael Corboy                    Director           Indefinite, until    Mr. Corboy has been President of Corboy Investment
Age: 74                                              successor elected    Company, a private investment company since December
Address:                                                                  1991.
c/o Aquinas Funds                                    Since 1994
5310 Harvest Hill Road
Suite 248
Dallas, Texas 75230


                                     Number of Portfolios
                                     in the Fund Complex     Other Directorships
Name, Address, and Age               Overseen by Director    Held by Director
----------------------               --------------------    ----------------
Disinterested Persons

Charles Clark, Jr.                             4             None
Age: 66
Address:
c/o Aquinas Funds.
5310 Harvest Hill Road
Suite 248
Dallas, Texas 75230

Michael Corboy                                 4             Tipping-point
Age: 74
Address:
c/o Aquinas Funds
5310 Harvest Hill Road
Suite 248
Dallas, Texas 75230

                                                     Term of Office and
                                  Position(s) Held   Length of Time
Name, Address, and Age            with the Funds     Served               Principal Occupation(s) During Past 5 Years
----------------------            -----------------  ------------------   -------------------------------------------
Levy Curry                        Director           Indefinite, until    Mr. Curry has been Director of Human Resources for
Age: 57                                              successor elected    Kaiser Health Care since September 2004. Mr. Curry was
Address:                                                                  Director of Compensation and Benefits Compensation and
c/o Aquinas Funds                                    5 years              Benefits for 7-11 Inc., a national convenience store
5310 Harvest Hill Road                                                    chain, from September 2001 through August 2004 and was
Suite 248                                                                 Senior Manager, Human Resources Strategic Group, for
Dallas, Texas 75230                                                       Deloitte & Touche LLP from June 1998 through August
                                                                          2001.




Sister Imelda Gonzalez, CDP       Director           Indefinite, until    Sister Gonzalez is a member of the Congregation of
Age: 65                                              successor elected    Divine Providence religious community. She was a
Address:                                                                  member of the staff of the National Association of
c/o Aquinas Funds                                    8 years              Treasurers of Religious Institutions, Silver Spring,
5310 Harvest Hill Road                                                    Maryland, from April 1997 through April 2001.
Suite 248
Dallas, Texas 75230

Thomas Marquez                    Director           Indefinite, until    Mr. Marquez has been a self-employed private
Age: 67                                              successor elected    investor since 1990.
Address:
c/o Aquinas Funds                                    Since 1994
5310 Harvest Hill Road
Suite 248
Dallas, Texas 75230

John L. Strauss                   Director           Indefinite, until    Mr. Strauss retired from Clover Partners, LP, a
Age: 65                                              successor elected    money management hedge fund in 2003.  He was a
Address:                                                                  principal of Barrow, Hanley, Mewhinney & Strauss, an
c/o Clover Partners                                  Since 1994           investment advisory firm from 1979 until his
2100 McKinney                                                             retirement in January 1998.
Suite 1500
Dallas, Texas 75201


                                     Number of Portfolios
                                     in the Fund Complex     Other Directorships
Name, Address, and Age               Overseen by Director    Held by Director
----------------------               --------------------    ----------------
Levy Curry                                     4             None
Age: 57
Address:
c/o Aquinas Funds
5310 Harvest Hill Road
Suite 248
Dallas, Texas 75230

Sister Imelda Gonzalez, CDP                    4             None
Age: 65
Address:
c/o Aquinas Funds
5310 Harvest Hill Road
Suite 248
Dallas, Texas 75230

Thomas Marquez                                 4             Carrington
Age: 67                                                      Laboratories, Inc.
Address:
c/o Aquinas Funds
5310 Harvest Hill Road
Suite 248
Dallas, Texas 75230

John L. Strauss                                4             None
Age: 65
Address:
c/o Clover Partners
2100 McKinney
Suite 1500
Dallas, Texas 75201

                                                     Term of Office and
                                  Position(s) Held   Length of Time
Name, Address, and Age            with the Funds     Served               Principal Occupation(s) During Past 5 Years
----------------------            -----------------  ------------------   -------------------------------------------
Interested Persons(1)

John Hughes                       Vice President     Indefinite, until    Mr. Hughes has been President of the Jesuit
Age: 58                                              successor elected    Preparatory School Foundation since September 2003.
Address:                                                                  Formerly, Mr. Hughes was Executive Vice President and
c/o Aquinas Funds                                    4 years              Treasurer of Citigroup Associates First Capital
5310 Harvest Hill Road                                                    Corporation, where he was employed for over five
Suite 248                                                                 years.
Dallas, Texas 75230

Richard Lenart                    Vice President     Indefinite, until    Mr. Lenart is Vice President of Aquinas Investment
Age: 38                                              successor elected    Advisers, Inc., the Funds' investment adviser; he
Address:                           Secretary                              joined the firm in 2001. Prior to joining Aquinas
c/o Aquinas Funds                                    2 years Vice         Investment Advisers, Inc., Mr. Lenart served as
5310 Harvest Hill Road                               President            Mutual Funds Manager for 1st Global Capital.
Suite 248
Dallas, Texas 75230                                  2 years Secretary

Frank A. Rauscher                                    Indefinite, until    Mr. Rauscher has been Chief Executive Officer of
Age: 61                           President          successor elected    Aquinas Investment Advisers, Inc. since May 1997 and
Address:                                                                  Chief Operating Officer since August 1994.
c/o Aquinas Funds                 Treasurer          3 years President
5310 Harvest Hill Road
Suite 248                                            7 years Treasurer
Dallas, Texas 75230


                                    Number of Portfolios
                                    in the Fund Complex     Other Directorships
Name, Address, and Age              Overseen by Director    Held by Director
----------------------              --------------------    ----------------
Interested Persons(1)

John Hughes                                   N/A            N/A
Age: 58
Address:
c/o Aquinas Funds
5310 Harvest Hill Road
Suite 248
Dallas, Texas 75230

Richard Lenart                                N/A            N/A
Age: 38
Address:
c/o Aquinas Funds
5310 Harvest Hill Road
Suite 248
Dallas, Texas 75230

Frank A. Rauscher                             N/A            N/A
Age: 61
Address:
c/o Aquinas Funds
5310 Harvest Hill Road
Suite 248
Dallas, Texas 75230

----------
(1)   All officers of the Funds are interested persons (as defined in the 1940
      Act) of the Funds.

                                   Committees


            The Company's Board of Directors has an Audit Committee whose members are Messrs. Corboy, Curry and Marquez. The primary functions of the Audit Committee are to recommend to the Board of Directors the independent registered public accountants to be retained to perform the annual audit, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' independent registered public accountants and financial records. The Audit Committee meet once during fiscal year 2004.


            The Company's Board of Directors has no other committees.

                                  Compensation


            The Company compensates each director who is not affiliated with Aquinas Investment Advisers, Inc. a fee of $500 for each meeting of the Board of Directors attended. The Company may also reimburse directors for travel expenses incurred in order to attend meetings of the Board of Directors. The Company compensates each director who is a member of the Audit Committee a fee of $250 for each meeting of the Audit Committee attended. During the fiscal year ended December 31, 2004, there were reimbursements of $230.98 to Sister Gonzalez for travel expenses. The following table sets forth information on the compensation paid to directors for services as directors of the Company during the fiscal year ended December 31, 2004. Sister Gonzalez has assigned all directors fees that she receives to her religious order.


                               COMPENSATION TABLE


                                                                                                           Total
                                    Aggregate         Pension or Retirement     Estimated Annual        Compensation
          Name of                 Compensation         Benefits Accrued As        Benefits Upon         From Company
           Person                 from Company        Part of Fund Expenses        Retirement        Paid to Directors
           ------                 ------------        ---------------------        ----------        -----------------
Disinterested Persons

Charles Clark, Jr.                   $1,000                     $0                     $0                  $1,000

Michael Corboy                       $1,750                     $0                     $0                  $1,750

Levy Curry                           $1,250                     $0                     $0                  $1,250

Sister Imelda Gonzalez, CDP          $1,500                     $0                     $0                  $1,500

Thomas Marquez                       $1,750                     $0                     $0                  $1,750

John L. Strauss                      $1,500                     $0                     $0                  $1,500






                                 Code of Ethics

            The Company, the Adviser and each of the portfolio managers have adopted separate codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Funds. Each code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund.

                               Proxy Voting Policy

            In voting "for" or "against" ballots for management and shareholder resolutions on the agendas of meetings by the Funds' portfolio companies, the Funds focus on the economic best interests of shareholders and what they believe to be the best interests of the Catholic values that they follow. As a practical matter, this means weighing proposals in the context of how they might affect securities values and shareholder rights either immediately or over time. Sometimes the Catholic values that the Funds follow require a long-term view of the company in question and the constituencies that it serves rather than a focus on any possible short-term financial costs.

Guidelines Respecting Management-Sponsored Resolutions

            Management-sponsored resolutions can be grouped into four main categories: Non-Salary Compensation Programs; Anti-Takeover Measures; Capitalization Proposals; and Miscellaneous Governance. The respective guidelines are set forth below.

            Non-Salary Compensation Programs. The Funds weigh the pros and cons of most proposals on a case-by-case basis.

Guidelines:

Stock Option Plans ...................................       Case-By-Case Basis
Stock Option Plans with Discount NQO's ...............       Invariably AGAINST
Restricted Stock Plans ...............................       Invariably AGAINST
Performance Plans ....................................       Usually FOR
Stock Plans for Outside Directors ....................       Usually AGAINST
Incentive Plans ......................................       Case-By-Case Basis
Stock Appreciation Rights Plans ......................       Invariably AGAINST
Stock Depreciation Rights (for insiders) .............       Invariably AGAINST
Stock Purchase Plans .................................       Invariably FOR
Thrift/Profit Sharing Plans ..........................       Invariably FOR
Loan or Loan Guarantee Programs ......................       Invariably AGAINST
Option Exchange Programs .............................       Invariably AGAINST
Exemption from Section 16(b) .........................       Invariably FOR
Endorse Pyramiding ...................................       Invariably AGAINST
Reload Options .......................................       Invariably AGAINST
Dealer's-Choice ......................................       Usually AGAINST

            Anti-Takeover Measures. The Funds believe that bylaw amendments designed to thwart, or at least make things difficult for unwelcome suitors, are contrary to investors interests.

Guidelines:

Fair-Pricing Procedures ..................................    Invariably AGAINST
Supermajority Rules ......................................    Invariably AGAINST

Board Classification .....................................    Invariably AGAINST
Eliminate Cumulative Voting ..............................    Invariably AGAINST
Bars to Written Consent ..................................    Invariably AGAINST
Incumbent-Entreanchment Measures .........................    Invariable AGAINST
Superstock (Common with Preferential Voting Rights) ......    Invariably AGAINST
Blank-Check Preferred ....................................    Usually AGAINST
Reincorporation Measures .................................    Case-By-Case Basis
Poison-Pill Schemes (Rarely Put to a Shareholder Vote) ...    Invariable AGAINST
Weigh All Socioeconomic Factors ..........................    Invariably FOR
Control-Share Measures ...................................    Invariably AGAINST

            Capitalization Proposals. The Funds believe management deserves the benefit of any doubt when it comes to estimating an adequate supply of shares for acquisitions, employee-benefit programs, financings, splits or other corporate purposes.

Guidelines:

Increase Common-Stock Authorizations .....................    Usually FOR
Increase or Establish Preferred-Stock Authorizations .....    Case-By-Case Basis
Adjust Par Value .........................................    Invariably FOR
Eliminate Pre-Emptive Rights .............................    Invariably FOR
Permit Flexible Schedules for Preferred Dividends ........    Invariably FOR
Superstock (Common with PreferentialVoting Rights) .......    Invariably AGAINST
Contingent Splits ........................................    Usually FOR
Repurchase Requests ......................................    Usually FOR
Anti-Greenmail Measures ..................................    Usually FOR

            Miscellaneous Governance. The Funds believe that broader indemnification is to be a fact of corporate life. As to other matters, the Funds review proposals on a case-by-case basis to determine what seems best for investors.

Guidelines:

Limit Directors' Liability ...............................    Invariably FOR
Indemnify Directors, Officers, Employees and/or Agents ...    Invariably FOR
Authorize indemnification Agreements .....................    Invariably FOR
Meet SEC/NASD Quorum Requirements ........................    Invariably FOR
Change Corporate Name ....................................    Invariably FOR
Reincorporate Proposals ..................................    Case-By-Case
Basis Realization Proposals ..............................    Case-By-Case Basis
Reorganize as Holding Company ............................    Case-By-Case Basis
Merger Agreements ........................................    Case-By-Case Basis
Charter/Bylaw Amendments of an Almost Infinite Variety ...    Case-By-Case Basis

Guidelines Respecting Shareholder-Sponsored Resolutions

            There are, for practical purposes, three types of shareholder-sponsored resolutions. Corporate Governance; Corporate Social Accountability; and Anti-Shark Repellent Measures. In determining how to vote, the Funds based their decision mainly on values and investment considerations. The respective guidelines are set forth below.

            Corporate Governance. The Funds' practice is to side with sponsors against management whenever even the suspicion of a shareholder right is at issue or the Funds' core values are in conflict with corporate policies. The Funds also help like-minded Catholic social justice leaders on ancillary issues.

Guidelines:

Provide for Cumulative Voting .............................   Invariably FOR
Restore Pre-Emptive Rights ................................   Invariably AGAINST
Impose Restrictions on Executive Compensation .............   Case-By-Case Basis
Adjust Option/Stock Plans for Repurchases as well as Splits   Invariably FOR
Put Golden Parachutes to a Vote ...........................   Invariably FOR
Disclose Political Contributions ..........................   Invariably AGAINST
Disclose Charitable Contributions .........................   Invariably FOR
Disclose PAC Support ......................................   Invariably AGAINST
Affirm Political Non-Partisanship .........................   Invariably FOR
Disclose Executives' Government Ties ......................   Invariably FOR
Rotate Annual Meeting Site ................................   Invariably AGAINST
Limit Tenure of Outside Directors .........................   Case-By-Case Basis
Disclose Directors' Attendance ............................   Invariably FOR
Require Directors to Own Stock ............................   Invariably AGAINST
Create a Nominating Committee .............................   Invariably FOR
Provide for More Independent Boards .......................   Usually FOR
Provide for Shareholder Ratification of Auditors ..........   Invariably FOR
Provide for Ballot Secrecy ................................   Invariably FOR
Afford Easier Access to Proxy Statements ..................   Usually FOR
Identify Resolution Sponsors ..............................   Invariably FOR
Separate Top Two Jobs .....................................   Usually FOR
Establish Shareholder Advisory Committee ..................   Usually FOR

            Corporate Social Responsibility. The Funds' view point flows from their fiduciary conviction that the responsibility of a corporation is to make money for their investors in legal enterprises, to demonstrate civic responsibility, and to include their employees and communities in their enterprise decisions.

Guidelines:

Withdraw from Burma ......................................    Invariably FOR
Sign Sullivan Principles (Now Statement of Principles) ...    Invariably FOR
Halt Sales to Agencies of the South African Government ...    Invariably AGAINST

Report on Northern Ireland Operations ....................    Invariably FOR
Comply with MacBride Principles ..........................    Invariably FOR
Comply with WHO/UNICEF Code on Breast-Milk Substitutes ...    Invariably FOR
Report on Third World Loans, Marketing
  Practices and/or Policies ..............................    Case-By-Case Basis
Bar Credit to  LDC's on Church Investors' Hit List .......    Case-By-Case Basis
Provide benefits to same sex domestic partners ...........    ABSTAIN
Forgive LD Debt ..........................................    Case-By-Case Basis
Report on Affirmative-Action and/or EEO Programs .........    Invariably FOR
Report on Affordable Housing .............................    Invariably FOR
Withdraw from Tobacco Business ...........................    Invariably FOR
Report on Cigarette Marketing Practices ..................    Invariably FOR
Report on Emissions, Hazardous Materials Toxic
  Waste et al ............................................    Case-By-Case Basis
Report on Nuclear Plant(s) ...............................    Case-By-Case Basis
Scrap/Convert Nuclear Plant(s) ...........................    Case-By-Case Basis
Endorse CERES Principles .................................    Invariably FOR
Shun Weapons Contracts ...................................    Case-By-Case Basis
Report on Weapons Contracts ..............................    Invariably FOR
Report on Economic Conversion ............................    Usually FOR
Report on Animal Testing .................................    Usually FOR
Report on Affordable Housing .............................    Usually FOR
Report on Genetically Engineered Food ....................    Usually FOR
Report on Charitable Contributions .......................    Usually FOR
Report on Pornography Activities .........................    Invariably FOR
Disclose Contraceptive Effects ...........................    Invariably FOR

            Anti-Shark Repellent Measures. As noted above, the Funds believe "Shark Repellents" generally diminish the potential for investment returns.

Guidelines:

Elect All Directors Annually ..........................       Invariably FOR
Reduce Supermajority Requirements .....................       Invariably FOR
Inform Shareholders of Merger Opportunities ...........       Case-By-Case Basis
Redeem Poison Pill or Put it to a Vote ................       Invariably FOR
Bar Greenmail .........................................       Usually FOR
Opt out of State Anti-Takeover Laws ...................       Usually FOR
Submit Golden Parachute to a Vote .....................       Invariably FOR
Purge Charter of Shark Repellents .....................       Invariably FOR
Put Private Placements to a Vote ......................       Invariably FOR
Revise Vote Counting Procedures .......................       Case-By-Case Basis
Put Blank-Check Preferred to a Vote ...................       Invariably FOR

Conflicts of Interest

            In the event that there is a conflict of interest with regard to a proxy vote, that specific vote would be brought to the attention of the Audit Committee. The Audit Committee would then direct the vote on that matter.

Proxy Voting Records


            Information on how the Funds voted proxies relating to their portfolio securities during the most recent twelve-month period ended June 30 is available without charge by calling 1-877-278-4627 or by accessing at the website of the Securities and Exchange Commission at http://www.sec.gov.


                                 Share Ownership


            As of March 31, 2005 the officers and directors of the Fund as a group owned less than 1.0% of the outstanding shares of each Fund. At March 31, 2005, The Catholic Foundation, 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230, owned 3,286,563 shares (70.0% of the outstanding) of the Fixed Income Fund, of which 995,717 shares (21.2%) were owned as trustee and 2,290,846 shares (48.8%) were beneficially owned; 1,681,804 shares (46.5% of the outstanding) of the Value Fund, of which 863,872 shares (23.9%) were owned as trustee and 817,932 shares (22.6%) were beneficially owned; 1,285,260 shares (31.2% of the outstanding) of the Growth Fund, of which 557,264 shares (13.5%) were owned as trustee and 727,996 shares (17.7%) were beneficially owned; and 796,823 shares (60.0% of the outstanding) of the Small-Cap Fund, of which 170,919 shares (12.9%) were owned as trustee and 625,904 shares (47.1%) were beneficially owned. The Lay Employees of the Roman Catholic Diocese of Dallas 403(b)(7) Plan, P.O. Box 190507, Dallas, Texas 75219, owned 333,708 shares (7.1% of the outstanding) of the Fixed Income Fund; 435,459 shares (12.0% of the outstanding) of the Value Fund; 473,428 shares (11.5% of the outstanding) of the Growth Fund; and 69,022 shares (5.2% of the outstanding) of the Small Cap Fund. Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104-4122, owned 237,447 shares (6.6% of the outstanding) of the Value Fund and 303,071 shares (7.4% of the outstanding) of the Growth Fund. No other person owns of record or beneficially 5% or more of the outstanding shares of any Fund. By virtue of its stock ownership, The Catholic Foundation, a Texas non-profit corporation, is deemed to "control," as that term is defined in the Investment Company Act of 1940, the Fixed Income Fund, the Value Fund, the Small-Cap Fund and the Company. By virtue of its share ownership, The Catholic Foundation has the power without the vote of any other shareholders to:


            o     elect the entire Board of Directors of the Company; and

            o approve all matters for which the shareholders of the Funds vote in the aggregate and all matters for which the shareholders of the Fixed Income Fund, the Value Fund and the Small-Cap Fund vote separately.

            The following table sets forth the dollar range of equity securities beneficially owned by each director in the Fixed Income Fund, in the Value Fund, in the Growth Fund and in the Small-Cap Fund as of December 31, 2004:

                       Dollar Range          Dollar Range        Dollar Range        Dollar Range           Aggregate Dollar
                       of Equity             of Equity           of Equity           of Equity              Range of Equity
                       Securities in the     Securities in the   Securities in the   Securities in the      Securities
Name of Director       Fixed Income Fund     Value Fund          Growth Fund         Small-Cap Fund         in All Funds*
----------------       -----------------     ----------          -----------         --------------         -------------
Disinterested Persons

Charles Clark, Jr.     None                  $10,001-$50,000     $1-$10,000          None                   $10,001-$50,000

Michael Corboy         $1-$10,000            $1-$10,000          $1-$10,000          $1-$10,000             $10,001-$50,000

Levy Curry             None                  None                $1-$10,000          None                   $1-$10,000

Sister Imelda          None                  None                None                None                   None

Gonzalez,CDP

Thomas Marquez         None                  None                $10,001-$50,000     None                   $10,001-$50,000

John L. Strauss        None                  $1-$10,000          $1-$10,000          None                   $1-$10,000


----------
      * The Funds form a "Family of Investment Companies" as defined in the 1940 Act and are the only funds in the Family of Investment Companies.


            INVESTMENT ADVISER, PORTFOLIO MANAGERS AND ADMINISTRATOR

            The Board of Directors of the Company supervises the management, activities and affairs of the Funds and has approved contracts with the following business organizations to provide, among other services, day-to-day management required by the Funds.

            Investment Adviser. The investment adviser to the Funds is Aquinas Investment Advisers, Inc., 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230 (the "Adviser"). The Adviser is a wholly-owned subsidiary of The Catholic Foundation and was organized to become the investment adviser to the Funds. Pursuant to investment advisory agreements entered into between each of the Funds and the Adviser (the "Management Agreements"), the Adviser provides consulting, investment and administrative services to the Funds. For its services to the Funds, the Adviser receives a monthly fee based on the average daily net assets of each Fund at the annual rate of 0.60% for the Fixed Income Fund, 1.00% for the Value Fund, 1.00% for the Growth Fund and 1.25% for the Small-Cap Fund. The specific investments for each Fund are made by portfolio managers selected for the Funds by the Adviser. The Adviser pays the fees of each portfolio manager. The Adviser (i) provides or oversees the provision of all general management and administration, investment advisory and portfolio management, and distribution services for the Funds; (ii) provides the Funds with office space, equipment and personnel necessary to operate and administer the Funds' business, and to supervise provision of services by third parties such as the portfolio managers and custodian; (iii) develops the investment programs, selects portfolio managers, allocates assets among portfolio managers and monitors the portfolio managers' investment programs and results; and (iv) is authorized to select or hire portfolio managers to select individual portfolio securities held in the Funds. The Adviser bears the expenses it incurs in providing these services as well as the costs of preparing and distributing explanatory materials concerning the Funds. The Adviser also provides asset management consulting services-including the objective-setting and asset-allocation technology, and portfolio manager research and evaluation assistance.

            The Funds pay all of their own expenses, including, without limitation, the cost of preparing and printing their registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expense of registering their shares with the Securities and Exchange Commission and in the various states, the printing and distribution costs of prospectuses mailed to existing investors, reports to investors, reports to government authorities and proxy statements, fees paid to directors who are not interested persons of the Adviser, interest charges, taxes, legal expenses, association membership dues, auditing services, insurance premiums, brokerage commissions and expenses in connection with portfolio transactions, fees and expenses of the custodian of the Funds' assets, printing and mailing expenses and charges and expenses of dividend disbursing agents, accounting services agents, registrars and stock transfer agents.

            The Adviser has undertaken to waive its advisory fees with respect to each of the Funds to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceeded that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Funds are qualified for sale. As of the date of this Statement of Additional Information, the shares of the Funds are not qualified for sale in any state which imposes an expense limitation. Additionally, the Adviser voluntarily has agreed (a) to reimburse the Value Fund and the Growth Fund to the extent aggregate annual operating expenses as described above exceed 1.60% of the average daily net assets of such Fund; (b) to reimburse the Fixed Income Fund to the extent aggregate annual operating expenses as described above exceed 1.05%% of the average daily net assets of such Fund; and (c) to reimburse the Small Cap Fund to the extent aggregate annual operating expenses as described above exceed 1.95% of the average daily net assets of such Fund. The Adviser may voluntarily continue to waive all or a portion of the advisory fees otherwise payable by the Funds. Such a waiver may be terminated at any time in the Adviser's discretion. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee is reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit.


            For the fiscal years ended December 31, 2004, 2003 and 2002, the fees paid to the Adviser for management and investment advisory services were $192,861 (net of waivers of $73,520), $187,154 (net of waivers of $92,461) and
$235,692 (net of waivers of $56,150), respectively, for the Fixed Income Fund; $393,496 (net of waivers of $14,576), $328,153 (net of waivers of $33,518) and
$369,239 (net of waivers of $17,975), respectively, for the Value Fund; $562,027 (net of waivers of $14,147), $482,706 (net of waivers of $44,060) and $525,933
(net of waivers of $22,690), respectively, for the Growth Fund; and $30,734 (net of waiver of $56,230), $12,776 (net of waivers of $64,321) and $16,475 (net of waivers of $55,036), respectively, for the Small-Cap Fund.

            Each Management Agreement will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940
Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Company who are not parties to the Management Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Company or by vote of the majority of the applicable Fund's shareholders on sixty (60) days' written notice to the Adviser, and by the Adviser on the same notice to the Fund, and that it shall be automatically terminated if it is assigned.


            In re-approving the existing Management Agreements, the Board of Directors considered a number of factors. Specifically, the Board determined:

     o that the nature and quality of the services provided by the Adviser are good, and that the Adviser has performed well, as evidenced by the Funds' positive returns;

     o that the compensation payable to the Adviser is reasonable in light of the size of the Funds and the nature of their investments;

     o that the Adviser has effectively and efficiently used its capabilities, resources and personnel to manage the Funds and monitor and evaluate the portfolio managers.

            Based upon these determinations, the Board concluded that it would be in the best interests of the Funds to continue the investment advisory agreements with the Adviser.



            None of the directors who are Disinterested Persons, or any members of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

            The Adviser's investment committee is responsible for the overall day-to-day management of the Funds. The members of the committee may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of December 31, 2004.

                               Number of Other Accounts Managed and Total      Number of Accounts and Total Assets for Which
                                         Assets by Account Type                      Advisory Fee is Performance-Based
                                         ----------------------                      ---------------------------------

                               Registered      Other Pooled                    Registered      Other Pooled
                               Investment      Investment       Other          Investment      Investment          Other
                               Companies       Vehicles         Accounts       Companies       Vehicles            Accounts
                               ---------       --------         --------       ---------       --------            --------
Name of Member
--------------
Frank A. Rauscher                 --                1              --              --              --                  --

                                 $--           $6,000,000         $--             $--             $--                 $--

Mark Godvin                       --                1              --              --              --                  --
                                 $--           $6,000,000         $--             $--             $--                 $--

John Hughes                       --                1              --              --              --                  --

                                 $--           $6,000,000         $--             $--             $--                 $--

John J. Kickham                   --                1              --              --              --                  --

                                 $--           $6,000,000         $--             $--             $--                 $--

Howard Manning                    --                1              --              --              --                  --

                                 $--           $6,000,000         $--             $--             $--                 $--

            The committee members are often responsible for managing other accounts. The Adviser typically assigns accounts with investment strategies similar to the Funds to the committee members to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the committee members (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of committee members to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

            The only committee member that is compensated is Mr. Rauscher. The following table outlines the compensation paid to Mr. Rauscher as of December 31, 2004.

                                                                                   Method Used to Determine Compensation
                                                                                    (Including Any Differences in Method
Name of Member            Form of Compensation     Source of Compensation                    Between Account Types)
--------------            --------------------     ----------------------                    ----------------------
Frank A. Rauscher                Salary              Aquinas Investment         The board of directors of Aquinas Investment
                                                       Advisers, Inc.           Advisers determines Mr. Rauscher's salary on
                                                                                an annual basis, and it is a fixed amount
                                                                                throughout the year. It is not based on the
                                                                                performance of the Funds or on the value of
                                                                                the assets held in the Funds' portfolios.

            The dollar range of shares of the Funds beneficially owned by the committee members as of January 31, 2005 are set forth below:

                       Dollar Range          Dollar Range        Dollar Range        Dollar Range
                       of Equity             of Equity           of Equity           of Equity
                       Securities in the     Securities in the   Securities in the   Securities in the
Name of Member         Fixed Income Fund     Value Fund          Growth Fund         Small-Cap Fund
--------------         -----------------     ----------          -----------         --------------
Frank A. Rauscher      $50,001-$100,000      $1-$10,000          $1-$10,000          None

Mark Godvin            None                  None                None                None

John Hughes            None                  None                None                None

John J. Kickham        None                  None                None                None

Howard Manning         None                  None                None                None

            Portfolio Managers. Each portfolio manager makes specific portfolio investments for that segment of the assets of a Fund under its management in accordance with the particular Fund's investment objective and the portfolio manager's investment approach and strategies.

            Portfolio managers are employed or terminated by the Adviser subject to prior approval by the Board of Directors of the Company. The Funds and the Adviser have obtained an order of exemption from the SEC that permits the Adviser to enter into and materially amend portfolio management agreements with nonaffiliated portfolio managers without obtaining shareholder approval. The Funds will notify shareholders of any change in portfolio managers. Selection and retention criteria for portfolio managers include (i) their historical performance records; (ii) an investment approach that is distinct in relation to the approaches of each of the Funds' other portfolio managers; (iii) consistent performance in the context of the markets and preservation of capital in declining markets; (iv) organizational stability and reputation; (v) the quality and depth of investment personnel; and (vi) the ability of the portfolio manager to apply its approach consistently. Each portfolio manager will not necessarily exhibit all of the criteria to the same degree. Portfolio managers are paid by the Adviser (not the Funds).

            In general, the policy of the Adviser with respect to each Fund is to allocate assets based on a number of factors, including the performance of the portfolio managers.. Ordinarily, assets will not be allocated away from a portfolio manager whose performance is less than that of the other portfolio managers of the Fund. The assets of each Fund are reallocated at least quarterly but may be reallocated more frequently at the discretion of the Adviser depending on cash flow and the evaluation of each portfolio manager's performance. A portfolio manager may purchase a particular security for the Fund at the same time another portfolio manager is selling the same security for the Fund.

            The portfolio managers' activities are subject to general supervision by the Adviser and the Board of Directors of the Company. Although the Adviser and Board do not evaluate the investment merits of the portfolio managers' specific securities selections, they do review the performance of each portfolio manager relative to the selection criteria.

            Atlantic Asset Management, L.L.C. ("AAM") is a portfolio manager for the Fixed Income Fund. AAM is controlled by Ronald Sellars. For its services to the Fixed Income Fund, AAM receives a fee computed daily and payable monthly, paid by the Adviser (not the Fixed Income Fund) determined by multiplying the average daily net assets of the Fixed Income Fund under the management of the AAM during the month by 1/12 of the Performance Fee Rate. The Performance Fee Rate is determined by applying the formula set forth below; provided, however, that the Performance Fee Rate may never be lower than 0.10% and may never be greater than 0.50%.

            Performance Fee Rate = 0.30% + (0.20 x Excess Return)

            "Excess Return" is equal to AAM's Total Return less the Benchmark Total Return for the twelve month period beginning on the first day of the eleventh month prior to the month for which the Performance Fee Rate is calculated and ending on the last day of such month (e.g. the Performance Fee Rate for January, 2005 is based on total returns for the period beginning January 1, 2004 and ending December 31, 2004). The Benchmark Total Return is the total return of the Lehman Brothers Aggregate Bond Index and AAM's Total Return is the total return of the assets under its management less the Fixed Income Fund's expense ratio (before Adviser reimbursements) for the twelve month period. AAM's Total Return is adjusted on a time-weighted basis for any assets added to or withdrawn from the assets under its management.

            The total return for the Lehman Brothers Aggregate Bond Index is the change in the level of the Lehman Brothers Aggregate Bond Index during the measuring period. The total return of the assets under AAM's management is the change in value of such assets plus any interest paid or accrued on such assets less brokerage commissions paid on the acquisition or disposition of such assets during the measuring period. The value of the assets under AAM's management is based on the prices used in calculating the Fixed Income Fund's net asset value.

            The following table sets forth the performance fee rate given various performance assumptions:

                      Fee Rate               Excess Return
                      --------               -------------

                        0.50%                200 basis points
                        0.50%                100 basis points
                        0.40%                 50 basis points
                        0.30%                  0 basis points
                        0.20%                -50 basis points
                        0.10%               -100 basis points
                        0.10%               -200 basis points

            Income Research & Management, Inc. ("IRM") serves as a portfolio manager to the Fixed Income Fund. IRM is controlled by John A. Sommers. For its services to the Fixed Income Fund, the Adviser (not the Fixed Income Fund) pays IRM a fee, computed daily and payable monthly, at the following annual rate based on average daily net assets under its management:

     Assets                                                          Fee Rate
     ------                                                          --------

0 to $10 million..................................................    0.400%
$10 million to $20 million........................................    0.300%
$20 million to $60 million........................................    0.250%
$60 million to $100 million.......................................    0.200%
Over $100 million.................................................    0.150%

            Valenzuela Capital Partners LLC ("Valenzuela") is a portfolio manager for the Value Fund. Valenzuela is controlled by Thomas M. Valenzuela. For its services to the Funds, the Adviser (not the Value Fund) pays Valenzuela a fee, computed daily and payable monthly, equal to 0.315% per annum of the average daily net assets under its management.

            Iridian Asset Management LLC ("Iridian") serves as a portfolio manager for the Value Fund. Iridian is controlled by BIAM (US), Inc., a subsidiary of The Governor and Company of the Bank of Ireland. For its services to the Value Fund, the Adviser (not the Value Fund) pays Iridian a fee, computed daily and payable monthly, equal to 0.5% of the average daily net assets under its management.



            Brazos Capital Management, L.P. ("Brazos") is a portfolio manager for the Small-Cap Fund. American International Group, Inc. directly or indirectly through its affiliates owns a majority interest in Brazos. For services to the Small-Cap Fund, the Adviser (not the Fund) pays Brazos a fee, computed daily and payable monthly, equal to 0.90% of the average daily net assets of the Small-Cap Fund.

            Stralem & Company Incorporated ("Stralem") is the portfolio manager for the Growth Fund. Stralem is controlled by Hirschel B. Abelson and Philippe
E. Baumann. For its services to the Growth Fund, the Adviser (not the Growth
Fund) pays Stralem a fee, computed daily and payable monthly, at the following annual rate based on average daily net assets under its management:

         Assets                                                      Fee Rate
         ------                                                      --------

0 million to $30 million..........................................    0.65%
Over $25 million..................................................    0.55%


            Administrator. Pursuant to an Administration and Fund Accounting Agreement (the "Administration Agreement"), UMB Fund Services, Inc. (formerly Sunstone Financial Group, Inc.) (the "Administrator"), 803 West Michigan Street, Suite A, Milwaukee, Wisconsin 53233, calculates the daily net asset value of the Funds, prepares and files all federal income and excise tax returns and state income tax returns (other than those required to be made by the Funds' custodian or the transfer agent), oversees the Funds' insurance relationships, participates in the preparation of the Funds' registration statement, proxy statements and reports, prepares compliance filings relating to the registration of the securities of the Funds pursuant to state securities laws, compiles data for and prepares notices to the Securities and Exchange Commission, prepares the financial statements for the annual and semi-annual reports to the Securities and Exchange Commission and current investors, monitors the Funds' expense accruals and performs securities valuations, monitors the Funds' status as a registered investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and monitors compliance with the Funds' investment policies and restrictions, from time to time, and generally assists in the Funds' administrative operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment, supplies and clerical and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Funds a fee, computed daily and payable monthly, based on the Funds' aggregate average net assets at the annual rate of 0.23 of 1% on the first $50 million of average net assets, 0.20 of 1% on the next $50 million of average net assets, 0.10 of 1% of the next $150 million, and 0.075 of 1% on average net assets in excess of $250 million, subject to an annual aggregate minimum of $185,000, plus out-of-pocket expenses. For the fiscal years ended December 31, 2004, 2003 and 2002, the fees paid to the Administrator were $78,485, $84,448 and $86,464, respectively, for the Fixed Income Fund; $72,139, $65,537 and $68,811, respectively, for the Value Fund; $101,856, $95,453 and $97,501, respectively, for the Growth Fund; and $12,299, $11,176 and $10,169, respectively, for the Small-Cap Fund.



            The Administration Agreement will remain in effect until terminated. The Administration Agreement may be terminated with respect to any one or more particular Funds without penalty upon mutual consent of the Company and the Administrator or by either party upon not less than 60 days' written notice to the other party.

            The Management Agreements, agreements with the portfolio managers and the Administration Agreement provide that the Adviser, the portfolio managers and the Administrator, as the case may be, shall not be liable to the Funds or their shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Management Agreements, agreements with the portfolio managers and the Administration Agreement also provide that the Adviser, the portfolio managers and the

Administrator, as the case may be, and their officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

                          CUSTODIAN AND TRANSFER AGENT

            UMB Bank, n.a. ("UMB"), P.O. Box 419226, Kansas City, Missouri 64141, acts as custodian for the Funds. As such, UMB holds all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Funds. UMB does not exercise any supervisory function over the management of the Funds, the purchase and sale of securities or the payment of distributions to shareholders.

            DST Systems, Inc., P.O. Box 219533, Kansas City, Missouri, 64121-9533, acts as the Funds' transfer agent and dividend disbursing agent.

              ALLOCATION OF PORTFOLIO BROKERAGE AND OTHER PRACTICES

            The Funds' securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Company's Board of Directors. Decisions to buy and sell securities for the Funds are made by the portfolio managers subject to review by the Adviser and the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the portfolio managers to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraph. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the portfolio manager's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price (i.e. "markups" when the market maker sells a security and "markdowns" when the market maker buys a security). In some instances, the portfolio managers may determine that better prices are available from non-principal market makers who are paid commissions directly.

            In allocating brokerage business for a Fund, the portfolio managers also take into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, computer hardware and software, market quotations, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the portfolio managers believe these services have substantial value, they are considered supplemental to their own efforts in the performance of their duties. Other clients of the portfolio managers may indirectly benefit from the availability of these services to the portfolio managers, and the Fund may indirectly benefit from services available to the portfolio managers as a result of transactions for other clients. Each of the portfolio managers may cause a Fund to pay a broker which provides brokerage and research services to the portfolio manager a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the portfolio manager determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the portfolio manager's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.


            For the fiscal year ended December 31, 2004, the Value Fund paid brokerage commissions of $70,045 on total transactions of $52,067,435; the Growth Fund paid brokerage commissions of $384,923 on total transactions of $252,698,604; and the Small-Cap Fund paid brokerage commissions of $82,154 on total transactions of $34,755,328. For the fiscal year ended December 31, 2003, the Value Fund paid brokerage commissions of $70,416 on total transactions of $51,364,566; the Growth Fund paid brokerage commissions of $172,264 on total transactions of $106,647,389; and the Small-Cap Fund paid brokerage commissions of $39,879 on total transactions of $18,533,532. For the fiscal year ended December 31, 2002, the Value Fund paid brokerage commissions of $50,883 on total transactions of $34,777,586; the Growth Fund paid brokerage commissions of $146,727 on total transactions of $100,882,257; and the Small-Cap Fund paid brokerage commissions of $25,966 on total transactions of $13,385,123. The Fixed Income Fund did not pay any brokerage commissions during the fiscal years ended December 31, 2004, 2003 and 2002.

            No brokerage commissions were paid to the Distributor during the fiscal year ended December 31, 2004. During the fiscal year ended December 31, 2004, the Value Fund paid brokerage commissions of $5,448 on transactions of $3,357,295 to brokers who provided research; the Growth Fund paid brokerage commissions of $95,944 on transactions of $55,955,008 to brokers who provided research; and the Small-Cap Fund paid brokerage commissions of $22,791 on transactions of $11,154,420 to brokers who provided research. The Fixed Income Fund paid no brokerage commissions to brokers who provided research during the fiscal year ended December 31, 2004.


            Any commission, fee or other remuneration paid by a Fund to a broker-dealer affiliated with a portfolio manager will be in compliance with procedures adopted in accordance with Rule 17e-1 under the Investment Company Act of 1940. The Funds do not expect that a significant portion of any Fund's total brokerage business will be effected with broker-dealers affiliated with portfolio managers. However, a portfolio manager may effect portfolio transactions for the segments of a Fund's portfolio assigned to it with a broker-dealer affiliated with the portfolio manager, as well as with broker-dealers affiliated with other portfolio managers. No such fees were paid to affiliated broker-dealers for the fiscal years ended December 31, 2004, 2003 and 2002.

                                      TAXES

            Each Fund intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Code. The discussion that follows is not intended to be a complete discussion of present or proposed federal income tax laws or the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in a Fund.

            If a Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of a Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

            Dividends from a Fund's net investment income, including short-term capital gains, are taxable to shareholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), while distributions of net long-term capital gain are taxable as long-term capital gain regardless of the shareholder's holding period for the shares. Such dividends and distributions are taxable to shareholders whether received in cash or in additional shares. A portion of the Funds' income distributions may be eligible for the 70% dividends-received deduction for domestic corporate shareholders.

            At December 31, 2004, the Value and Small-Cap Funds had accumulated capital loss carryforwards of $4,994,976 and $1,576,862, respectively, of which $0 and $104,252, respectively, expire in the year 2009; $3,127,088 and $1,472,610, respectively, expire in the year 2010; and $1,867,888 and $0, respectively, expire in the year 2011. To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforward.

            Any dividend or capital gain distribution paid shortly after a purchase of shares of a Fund will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the shares of such Fund immediately after a dividend or distribution is less than the cost of such shares to the investor, the dividend or distribution will be taxable to the investor even though it results in a return of capital to him.

            Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the shareholders' holding period for the shares. However, if a loss is realized on shares held for six months or less, and the investor received a capital gain distribution during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

            Investors may also be subject to state and local taxes.

            Each Fund may be required to withhold and remit to the IRS federal income tax at the rate set forth in applicable IRS Rules and Regulations ("backup withholding") from dividend payments and redemption and exchange proceeds if an investor fails to furnish the Fund with his social security number or other tax identification number or fails to certify under penalty of perjury that such number is correct or that he is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                                CAPITAL STRUCTURE

            The Funds constitute a single corporation (the Company) that was organized as a Maryland corporation on October 20, 1993. The Company's authorized capital consists of a single class of 500,000,000 shares of Common Stock, $0.0001 par value. The Common Stock is divisible into an unlimited number of "series," each of which is a separate Fund. Each share of a Fund represents an equal proportionate interest in that Fund. Shareholders are entitled: (i) to one vote per full share of Common Stock; (ii) to such distributions as may be legally declared by the Company's Board of Directors; and (iii) upon liquidation, to share in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. Consequently the holders of more than 50% of the shares of Common Stock voting for the election of directors can elect the entire Board of Directors, and in such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors. Unless it is required by the Investment Company Act of 1940, it will not be necessary for the Funds to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of directors or the appointment of auditors. The Company, however, has adopted provisions in its Bylaws for the removal of directors by the shareholders. See "Shareholder Meetings."

            Shares of Common Stock are redeemable and are transferable. All shares issued and sold by the Funds will be fully paid and nonassessable. Fractional shares of Common Stock entitle the holder to the same rights as whole shares of Common Stock. The Funds will not issue certificates evidencing shares of Common Stock purchased. Instead, a shareholder's account will be credited with the number of shares purchased, relieving the shareholder of responsibility for safekeeping of certificates and the need to deliver them upon redemption. The transfer agent will issue written confirmations for all purchases of Common Stock.

            The Board of Directors may classify or reclassify any unissued shares of the Funds and may designate or redesignate the name of any outstanding class of shares of the Funds. As a general matter, shares are voted in the aggregate and not by class, except where class voting would be required by Maryland law or the Investment Company Act of 1940 (e.g., a change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of shares of any class of the Funds' shares, together with all income, earnings, profits and proceeds thereof, would belong to that class and would be charged with the liabilities in respect of that class and of that class's share of the general liabilities of the Funds in the proportion that the total net assets of the class bear to the total net assets of all classes of the Funds' shares. The net asset value of a share of any class would be based on the assets belonging to that class less the liabilities charged to that class, and dividends could be paid on shares of any class of Common Stock only out of lawfully available assets belonging to that class. In the event of liquidation or dissolution of the Funds, the holders of each class would be entitled, out of the assets of the Funds available for distribution, to the assets belonging to that class.

                              SHAREHOLDER MEETINGS

            The Maryland General Corporation Law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under said Act.

            The Company's Bylaws also contain procedures for the removal of directors by its shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

            Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Company shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Company's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (i) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Company; or (ii) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

            If the Secretary elects to follow the course specified in clause
(ii) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

            After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                        DESCRIPTION OF SECURITIES RATINGS

            The Fixed Income Fund may invest in bonds and debentures assigned one of the four highest ratings by at least one of the following: Standard & Poor's Corporation ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's"), Duff & Phelps, Inc. or Fitch IBCA, Inc. ("Fitch"). As also set forth therein, each Fund may invest in commercial paper and commercial paper master notes rated A-2 or better by Standard & Poor's or Prime-2 or better by Moody's. A brief description of the ratings symbols and their meanings follows.

            Standard & Poor's Debt Ratings. A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

            The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

            The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

            The ratings are based, in varying degrees, on the following considerations:

            I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

            II. Nature of and provisions of the obligation;

            III. Protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights;

            AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

            AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

            A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

            BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

            BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            Moody's Bond Ratings.

            Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa - Bonds which are rated Baa are considered to be medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes Bonds in this class.

            B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

            Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

            Fitch IBCA, Inc. Bond Ratings. The Fitch Bond Rating provides a guide to investors in determining the investment risk associated with a particular security. The rating represents its assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Fitch bond ratings are not recommendations to buy, sell or hold securities since they incorporate no information on market price or yield relative to other debt instruments.

            The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the record of the issuer and of any guarantor, as well as the political and economic environment that might affect the future financial strength and credit quality of the issuer.

            Bonds which have the same rating are of similar but not necessarily identical investment quality since the limited number of rating categories cannot fully reflect small differences in the degree of risk. Moreover, the character of the risk factor varies from industry and between corporate, health care and municipal obligations.

            In assessing credit risk, Fitch IBCA, Inc. relies on current information furnished by the issuer and/or guarantor and other sources which it considers reliable. Fitch does not perform an audit of the financial statements used in assigning a rating.

            Ratings may be changed, withdrawn or suspended at any time to reflect changes in the financial condition of the issuer, the status of the issue relative to other debt of the issuer, or any other circumstances that Fitch considers to have a material effect on the credit of the obligor.

            AAA rated bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

            AA rated bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

            A rated bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

            BBB rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

            Duff & Phelps, Inc. Long-Term Ratings. These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

            Each rating also takes into account the legal form of security (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

            The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

      AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

      AA High credit quality. Protection factors are strong. Risk is modest, but may vary slightly from time to time because of economic conditions

      A Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

      BBB Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

            Standard & Poor's Commercial Paper Ratings. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

            A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

            A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed "A-1".

            A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

            Moody's Short-Term Debt Ratings. Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

            Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

            Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

            Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

            Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

            Fitch IBCA, Inc. Short-Term Ratings. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes and municipal and investment notes. Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Relative strength or weakness of the degree of assurance for timely payment determine whether the issuer's short-term debt is rated Fitch-1, Fitch-2 or Fitch-3.

            Duff & Phelps, Inc. Short-Term Ratings. Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

            Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis. Relative differences in these factors determine whether the issuer's short-term debt is rated Duff 1, Duff 2 or Duff 3.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            Deloitte & Touche LLP, 555 East Wells Avenue, Milwaukee, Wisconsin 53202, serves as the Funds' independent registered public accounting firm. As the independent registered public accounting firm, Deloitte & Touche LLP performs an audit of each Fund's financial statements and considers the Funds' internal control.

                                     PART C

                                OTHER INFORMATION

Item 23.   Exhibits

           (a)(1)   Registrant's Articles of Incorporation(1)

           (a)(2)   Registrant's Articles Supplementary(1)

           (a)(3)   Registrant's Articles of Amendment(3)

           (b)      Registrant's Bylaws(1)

           (c) (See Registrant's Articles of Incorporation, as amended and supplemented, and Bylaws.)

           (d)(1)   Form of Management and Advisory Agreement(1)

           (d)(2)   Form of Sub-Advisory Agreement(1)

           (d)(3) Form of Sub-Advisory Agreement with Atlantic Asset Management Partners, L.L.C. relating to the Fixed Income Fund(2)

           (e)      None

           (f)      None

           (g) Custody Agreement with UMB Bank, n.a. (formerly known as United Missouri Bank n.a.)(1)

           (h)(1) Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (formerly known as Sunstone Financial Group, Inc.)(2)

           (h)(2)   Transfer Agency Agreement with DST Systems, Inc.(1)

           (i)      Opinion of Foley & Lardner LLP, counsel for Registrant


           (j)      Consent of Deloitte & Touche LLP


           (k)      None

           (l)      Subscription Agreement(1)

           (m)      Service and Distribution Plan(3)

           (n)      None

           (o)      None


           (p)      (i) Code of Ethics of The Aquinas Funds, Inc.

                    (ii) Code of Ethics of Aquinas Investment Advisers, Inc.

                    (iii) Code of Ethics of Atlantic Asset Management, LLC

                    (iv) Code of Ethics of Income Research and Management,
                    Inc.

                    (v) Code of Ethics of Brazos Capital Management, L.P. (formerly, John McStay Investment Counsel, LLC)

                    (vi) Code of Ethics of Iridian Asset Management LLC

                    (vii) Code of Ethics of Stralem & Company Incorporated

                    (viii) Code of Ethics of Valenzuela Capital Partners LLC (4)


----------
(1) Previously filed as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 4 was filed on April 29, 1996 and its accession number is 0000897069-96-000099.

(2) Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on April 30, 1998 and its accession number is 0000897069-98-000251.

(3) Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on September 1, 2000 and its accession number is 0000897069-00-000446.

(4) Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 12 was filed on April 30, 2003 and its accession number is 0000897069-03-000516.


Item 24.    Persons Controlled by or under Common Control with Registrant

            As of February 28, 2005, Registrant did not control any person and was controlled by The Catholic Foundation.

Item 25.    Indemnification

            Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant's Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

                                   Article VII

                               GENERAL PROVISIONS

Section 7.  Indemnification.

      A. The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

      B. In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made:
(i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

      C. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

      D. Expenses, including attorneys' fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative's good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

      E. The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

      F. This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

      G. "Corporate Representative" means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

            Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.    Business and Other Connections of Investment Adviser

            Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 27.    Principal Underwriters

            Not Applicable.

Item 28.    Location of Accounts and Records

            The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant, Registrant's Custodian and Registrant's Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) are maintained by the Registrant; the documents required to be maintained by paragraph (4) of Rule 31a-1(b) are maintained by Registrant's Administrator; and all other records are maintained by the Registrant's Custodian.

Item 29.    Management Services

            All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.    Undertakings

            Registrant undertakes to furnish a copy of its latest Annual Report to Shareholders upon request and without charge to any recipient of a Prospectus. Such requests should be directed to The Aquinas Funds, Inc., 5310 Harvest Hill Road, Suite 248, Dallas, Texas 75230, Attention: Corporate Secretary, (972) 233-6655.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas and State of Texas on the 27th day of April, 2005.


                                           THE AQUINAS FUNDS, INC.
                                           (Registrant)


                                           By: /s/ Frank A. Rauscher
                                              ----------------------------------
                                              Frank A. Rauscher
                                              President and Treasurer

            Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.


              Name                                Title                          Date
              ----                                -----                          ----
/s/ Frank A. Rauscher                President and Treasurer              April 27, 2005
---------------------------          (Principal Executive, Financial
Frank A. Rauscher                    and Accounting Officer)

/s/ Michael R. Corboy
---------------------------
Michael R. Corboy                    Director                             April 28, 2005


---------------------------
Thomas J. Marquez                    Director                             April ___, 2005

Imelda Gonzalez
---------------------------
Sister Imelda Gonzalez, CDP          Director                             April 28, 2005

/s/ Charles Clark Jr.
---------------------------
Charles Clark Jr.                    Director                             April 29, 2005

/s/ John L. Strauss
---------------------------
John L. Strauss                      Director                             April 28, 2005


---------------------------
Levy Curry                           Director                             April ___, 2005

                                  EXHIBIT INDEX

    Exhibit No.                          Exhibit
    -----------                          -------

      (a)(1)        Registrant's Articles of Incorporation*

      (a)(2)        Articles Supplementary*

      (a)(3)        Articles of Amendment*

         (b)        Registrant's Bylaws*

         (c) (See Registrant's Articles of Incorporation, as amended and supplemented, and Bylaws.)

      (d)(1)        Form of Management and Advisory Agreement*

      (d)(2)        Form of Sub-Advisory Agreement*

      (d)(3) Form of Sub-Advisory Agreement with Atlantic Asset Management Partners, L.L.C. relating to Fixed Income Fund*

         (e)        None

         (f)        None

         (g) Custody Agreement with UMB Bank, n.a. (formerly known as United Missouri Bank n.a.)*

      (h)(1) Administration and Fund Accounting Agreement with UMB Fund Services, Inc. (formerly known as Sunstone Financial Group, Inc.)*

      (h)(2)        Transfer Agency Agreement with DST Systems, Inc.*

         (i)        Opinion of Foley & Lardner LLP, counsel for Registrant


         (j)        Consent of Deloitte & Touche LLP


         (k)        None

         (l)        Subscription Agreement*

         (m)        Service and Distribution Plan*

         (n)        None

         (o)        None

----------
      *     Incorporated by reference.

    Exhibit No.                          Exhibit
    -----------                          -------

        (p)        (i) Code of Ethics of The Aquinas Funds, Inc.

                   (ii) Code of Ethics of Aquinas Investment Advisers, Inc.

                    (iii) Code of Ethics of Atlantic Asset Management, LLC

                    (iv) Code of Ethics of Income Research and Management, Inc.

                    (v) Code of Ethics of Brazos Capital Management, L.P. (formerly, John McStay Investment Counsel, LLC)

                    (vi) Code of Ethics of Iridian Asset Management LLC

                    (vii) Code of Ethics of Stralem & Company Incorporated

                    (viii) Code of Ethics of Valenzuela Capital Partners LLC*

_____________________

* Incorporated by reference.